Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 29, 2016 (this “Amendment”), is entered into by and among Cadiz Inc., a Delaware corporation (“Cadiz,” or the “Company”), Cadiz Real Estate LLC, a Delaware limited liability company (“CRE,” and collectively with the Company, the “Borrowers”), MSD Credit Opportunity Master Fund, L.P. (“MSD”), as a Lender, the other Lenders and Wells Fargo Bank, National Association, as agent for the Lenders (the “Agent”). Capitalized terms used but not defined herein shall have the meanings provided in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, the Borrowers, the Lenders party thereto and LC Capital Master Fund, Ltd., as agent (“LC Capital”), entered into an Amended and Restated Credit Agreement, dated as of March 5, 2013 (the “March 2013 Credit Agreement”);

WHEREAS, (i) the Borrowers, LC Capital, MSD, and the Agent entered into an Amendment Agreement, dated as of October 30, 2013 (the “Amendment Agreement”), pursuant to which the parties thereto amended and restated the March 2013 Credit Agreement, (ii) the Borrowers, the Lenders and the Agent entered into the First Amendment to the Amended and Restated Credit Agreement, dated as of November 23, 2015 (“Amendment No. 1”), (iii) the Borrowers, the Lenders and the Agent entered into the Second Amendment to the Amended and Restated Credit Agreement and Partial Subordination of Collateral, dated as of February 8, 2016, (“Amendment No. 2”), (iv) the Borrowers, the Lenders and the Agent entered into the Third Amendment to the Amended and Restated Credit Agreement, dated as of March 4, 2016 (“Amendment No. 3”) and (v) the Borrowers, the Required Lenders and the Agent entered into the Fourth Amendment to the Amended and Restated Credit Agreement, dated as of April 28, 2016 (“Amendment No. 4”). The March 2013 Credit Agreement as amended by the Amendment Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 is herein referred to as the “Credit Agreement”;

WHEREAS, prior to the date hereof, the Borrowers paid the Extension Fee required under Section 4 of the Credit Agreement and the Maturity Date was extended in accordance with the terms of the Credit Agreement; and

WHEREAS, the Borrowers have requested, and the Lenders are willing, to amend the Credit Agreement to (i) permit the Borrowers to satisfy all or any portion of their cash interest payment obligations through the issuance of shares of the Common Stock of the Company and (ii) further extend the Maturity Date of the Loans to September 28, 2019.

Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Effective as of the Effective Date (as defined below in Article II), the Credit Agreement is hereby amended as follows:

(a)                Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order therein:

“Aggregation Date”: as defined in Section 2.4(g).

“beneficial owner” and “beneficially own”: as defined under Section 13(d) of the Exchange Act.

“Beneficial Ownership Limitation”: as defined in Section 2.4(f)(i).

“Company”: Cadiz Inc., a Delaware corporation.

“Equity Conditions”: (a) the Borrowers shall have paid all other amounts owing to the Agent and the Lenders in respect of this Agreement, (b) the Company shall have on file with the Commission an effective Fifth Amendment Registration Statement and the Commission shall not have issued any stop order suspending the effectiveness of such registration statement or initiated any proceedings for that purpose, (c) as of any applicable Interest Payment Date, the applicable Interest Share Issuance shall not require the recipient to obtain or make prior to the receipt of such Interest Share Issuance any consent, approval, license, permit, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Authority in respect of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (such condition under clause (c), the “HSR Condition”), (d) the Common Stock shall be trading on a Trading Market and all of the shares issued in connection herewith shall be listed or quoted for trading on such Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (e) the Company shall have filed in a timely manner all of its SEC Reports, (f) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for an Interest Share Issuance in respect of an applicable Interest Payment Date and, if such condition is applied as of an Interest Share Election Date, such date treated as through it were and Interest Payment Date, (g) there shall be no existing Default or Event of Default, (h) the applicable Lender shall not be in possession of any information provided by the Company that constitutes, or may constitute, material non-public information and (i) the 10-Day VWAP in respect of the primary Trading Market as of any applicable Interest Payment Date is not less than $1.00 per share of Common Stock.

“Exercise Date”: as defined in the Warrant.

“Expiration Date”: as defined in the Warrant.

“Fifth Amendment”: that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of the Fifth Amendment Effective Date and entered into by and among the Borrowers, the Agent and the Required Lenders.

“Fifth Amendment Base Prospectus”: as defined in Section 2.4(h)(i).

“Fifth Amendment Effective Date”: November 29, 2016.

2

“Fifth Amendment Issuances”: as defined in Section 2.4(h)(i).

“Fifth Amendment Prospectus”: as defined in Section 2.4(h)(i).

“Fifth Amendment Prospectus Supplement”: as defined in Section 2.4(h)(i).

“Fifth Amendment Registration Statement”: as defined in Section 2.4(h)(i).

“First Interest Share Issuance”: as defined in Section 2.4(e).

“HSR Condition”: as defined in the definition of Equity Conditions.

“Initial Exercise Date”: as defined in the Warrant.

“Interest Payment Date”: as defined in Section 2.4(b).

“Interest Share Election Date”: as defined in Section 2.4(e).

“Interest Share Issuance”: as defined in Section 2.4(b).

“Interest Share Issuance Amount”: as defined in Section 2.4(b).

“Interest Share Issuance Notice”: as defined in Section 2.4(e).

“Maximum Ownership Percentage” as defined in Section 2.4(f)(iv).

“Outstanding”: when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued and actually outstanding shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. In determining the number of shares of Common Stock Outstanding for purposes of Section 2.4(f) and the number of shares that a Lender may at any time acquire pursuant to the Beneficial Ownership Limitation and the other terms of Section 2.4(f), each Lender shall give effect to the last sentence of Rule 13d-3(d)(1)(i) as promulgated under the Exchange Act, and each Lender may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Commission, as the case may be, (y) a more recent public announcement by the Company or (z) a more recent notice by the Company or its transfer agent to the applicable Lender setting forth the number of shares of Common Stock then outstanding.

“Ownership Notice”: as defined in Section 2.4(f)(ii).

“Related Issuances”: as defined in Section 2.4(g).

“Rule 462(b) Registration Statement”: as defined in Section 2.4(h)(i).

“Stockholder Approval”: means the approval by the stockholders of the Company for purposes of terminating the issuance cap in respect of shares of Common Stock set forth in Section 2.4(g) hereof.

“Trading Market”: any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Warrant”: a warrant in the form of Exhibit M executed by the Company.

3

“Warrant Stock”: as defined in the Warrant.

(b)               Section 1.1 of the Credit Agreement is hereby amended by restating the definition of “Accreted Loan Value” in its entirety as follows:

“Accreted Loan Value”: as of the date of determination, the outstanding principal amount of the applicable Loan, plus all accreted interest, if any, which shall be added to such Loan as of the calendar day immediately prior to such date of determination. For the avoidance of doubt, interest accruing pursuant to Section 2.4(b)(ii), which is payable in cash or shares, shall not be added to the principal amount of the Loan and shall not increase Accreted Loan Value, unless otherwise agreed pursuant to this Agreement.

(c)                Section 1.1 of the Credit Agreement is hereby amended by restating the definition of “Holder Group” in its entirety as follows:

“Holder Group”: in respect of any Lender, any group in respect of Common Stock, where “group” has the meaning established under Section 13(d) of the Exchange Act and the rules promulgated thereunder, if such Lender or any other Person having beneficial ownership of Common Stock beneficially owned by such Lender is a member of such group.

(d)               Section 1.1 of the Credit Agreement is hereby amended by restating the definition of “Maturity Date” in its entirety as follows:

“Maturity Date”: September 28, 2019.

(e)                Section 2.2 of the Credit Agreement is hereby amended by deleting the word “respective” where it appears therein.

(f)                Section 2.4(b) of the Credit Agreement is hereby amended by amending and restating the final sentence thereof as follows:

Interest accrued pursuant to clause (ii) of the first sentence of this Section 2.4(b) shall be due and payable on each March 5, June 5, September 5 and December 5, beginning with June 5, 2016 (each, an “Interest Payment Date”), at the option of the Borrowers, (x) in cash in immediately available funds to the Agent on behalf of the Lenders in accordance with each Lender’s Aggregate Pro Rata Interest (and shall be remitted to the Lenders in accordance with Section 2.8) or (y) subject to Section 2.4(e), from and after the December 5, 2016 Interest Payment Date, by the issuance on the applicable Interest Payment Date to each Lender a number of shares of Common Stock (each, an “Interest Share Issuance”), rounded to the nearest whole number, equal to such Lender’s Aggregate Pro Rata Interest of such accrued interest divided by the 10-Day VWAP in respect of the primary Trading Market of the Common Stock and calculated as of the Interest Share Election Date (the "Interest Share Issuance Amount"), provided, however, that if the Equity Conditions are not met as of the applicable Interest Payment Date, then the Borrowers shall pay the interest due and payable on the applicable Interest Payment Date in cash pursuant to Section 2.4(b)(x), provided, further, further, however, that if, on such Interest Payment Date, the Company notifies the applicable Lender and the Agent that the HSR Condition with respect to such Lender is the only Equity Condition not met as of the applicable Interest Payment Date, then, at the election of such Lender given to the Company and the Agent on or before such Interest Payment Date, (A) the Borrowers shall pay some or all, at the election of such Lender, interest due and payable on the applicable Interest Payment Date pursuant to clause (i) of this Section 2.4(b) and such interest shall be capitalized and added to the principal amount of the Loans held by such Lender on the applicable Interest Payment Date without any further action on the part of any other Person or (B) the Company and such Lender shall cooperate to satisfy the HSR Condition for up to sixty (60) days following such Interest Payment Date (or with respect to the Interest Payment Date immediately preceding the Maturity Date, up to the Maturity Date) and notify the Agent of such cooperation and (1) if the HSR Condition is satisfied within such sixty (60) day period (or with respect to the Interest Payment Date immediately preceding the Maturity Date, by the Maturity Date), the Borrowers shall pay such interest in an Interest Share Issuance Amount pursuant to an Interest Share Issuance as of the applicable Interest Payment Date within two (2) Business Days after such Lender shall have notified the Borrower and the Agent that the HSR Condition shall have been satisfied, or (2) if the HSR Condition is not satisfied by such sixtieth day (or with respect to the Interest Payment Date immediately preceding the Maturity Date, by the Maturity Date), the Company shall notify the Agent and such Lender and such Lender shall be deemed to have made an election to receive interest under the foregoing clause (A) of this Section 2.4(b) as of the applicable Interest Payment Date.

4

(g)               Section 2.4 of the Credit Agreement is hereby amended by adding a new clause (e) thereto as follows:

Upon written notice to the applicable Lenders and the Agent, which notice shall set forth the Interest Share Issuance Amount (an “Interest Share Issuance Notice”), given five (5) Business Days prior to an Interest Payment Date (the “Interest Share Election Date”), so long as the Equity Conditions (other than the HSR Condition, which shall apply only on Interest Payment Dates) are met as of such Interest Share Election Date, the Company may elect to make an Interest Share Issuance in payment of the interest due for the interest period preceding such Interest Payment Date. An Interest Share Issuance Notice shall be irrevocable and once given the Company shall be obligated to deliver Common Stock in an amount equal to the Interest Share Issuance Amount on the applicable Interest Payment Date except as otherwise provided herein. Failure to deliver such Interest Share Issuance Notice to the Lenders on the applicable Interest Share Election Date shall be deemed an election by the Borrowers to pay the interest due on the applicable Interest Payment Date in cash pursuant to Section 2.4(b)(x) except as otherwise provided herein. The Company and each applicable Lender shall enter into an Interest Share Issuance Agreement in the form of Exhibit L hereto with respect to any Interest Share Issuance to be issued to such Lender. Notwithstanding anything in this Section 2.4(e) to the contrary, with respect to the Interest Payment Date of December 5, 2016, the Lenders acknowledge that the Company has elected to make an Interest Share Issuance with an Interest Share Election Date as of the Fifth Amendment Effective Date and for (x) an Interest Share Issuance Amount of 39,644 shares of Common Stock to MSD, as a Lender, (y) an Interest Share Issuance Amount of 5,097 shares of Common Stock to MILFAM II L.P., as a Lender and (z) an Interest Share Issuance Amount of 1,495 shares of Common Stock to WPI-CADIZ FARM CA, LLC., as a Lender, for an aggregate Interest Share Issuance Amount of 46,236 shares of Common Stock to the Lenders referenced in clauses (x) through (z) herein and accordingly the requirement of providing an Interest Share Issuance Notice as provided above in this Section 2.4(e) has been timely satisfied (such Interest Share Issuance, the “First Interest Share Issuance”).

(h)               Section 2.4 of the Credit Agreement is hereby amended by adding a new clause (f) thereto as follows:

(f)       Beneficial Ownership Limitation.

(i)                Notwithstanding anything to the contrary contained herein, no Lender shall receive shares of Common Stock pursuant to an Interest Share Issuance to the extent (but only to the extent) that such receipt would cause any Holder Group in respect of an applicable Lender to become, directly or indirectly, a beneficial owner of a number of shares of Common Stock that exceeds the Maximum Ownership Percentage of Common Stock Outstanding as of the Interest Payment Date (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation (A) may be increased or decreased (but not below the Maximum Ownership Percentage), in each Lender’s sole discretion with respect to such Lender, upon 61 days’ written notice to the Company by such Lender, provided, however, that in no event shall any Lender increase such Beneficial Ownership Limitation to raise the Maximum Ownership Percentage in excess of 19.99% as of any date of shares of Common Stock Outstanding from the date hereof through the final Interest Payment Date and (B) shall automatically be increased to a Maximum Ownership Percentage of 19.99% on the date that is 15 days prior to the Maturity Date.

(ii)                Within two (2) Business Days of receiving an Interest Share Issuance Notice, each recipient Lender shall notify the Company and the Agent if, and only if, (A) its Holder Group would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation upon giving effect to such Interest Share Issuance and/or (B) in respect of such Lender, the HSR Condition would not be satisfied as of such notice date and is not expected to be satisfied as of an applicable Interest Payment Date (such notice, the “Ownership Notice”). With respect to the First Interest Share Issuance, the Company acknowledges that the Lenders would not be obligated to deliver such Ownership Notice as of two Business Days following the Fifth Amendment Effective Date and accordingly the requirement of providing an Ownership Notice as provided above in this Section 2.4(f)(ii) has been satisfied in respect of the First Interest Share Issuance. For the avoidance of doubt, upon any failure by such recipient Lender to deliver an Ownership Notice under this Section 2.4(f)(ii) when such recipient was obligated to deliver such Ownership Notice, any subsequent purported delivery in such instance of shares of Common Stock pursuant to such Interest Share Issuance shall be void and have no effect pursuant to Section 2.4(f)(iii).

5

(iii)                Any purported delivery of shares of Common Stock pursuant to an Interest Share Issuance shall be void and have no effect to the extent (but only to the extent) that such delivery would violate the Beneficial Ownership Limitation. If any delivery of shares of Common Stock pursuant to an Interest Share Issuance owed to a Lender following the Company’s delivery of an Interest Share Election Notice is not made, in whole or in part, as a result of the Beneficial Ownership Limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver such shares of Common Stock as promptly as practicable after the applicable Lender’s delivery of written notice to the Company that such delivery of such shares of Common Stock would not violate the Beneficial Ownership Limitation, provided, however, that during such period as the delivery of such shares of Common Stock is so delayed, the applicable Lender may elect, by written notice to the Company, to receive, and the Borrowers shall pay within 2 Business Days after receipt of such notice, an amount from the Borrowers equivalent to some or all, at the election of such Lender, of the interest due on the applicable Interest Payment Date pursuant to Section 2.4(b)(i) in satisfaction of the Company’s obligation to deliver such equivalent cash value in shares of Common Stock in the applicable Interest Share Issuance and such amount shall be capitalized and added to the principal amount of the Loans held by such Lender as of such Interest Payment Date without any further action on the part of any other Person, and provided, further, however, that at the Maturity Date, if, without giving effect to the Beneficial Ownership Limit, a Lender would be entitled to any shares of Common Stock pursuant to an Interest Share Issuance, such Lender shall automatically receive a cash amount from the Borrowers equivalent to all of the interest due on such Interest Payment Date pursuant to Section 2.4(b)(x) in satisfaction of the Company’s obligation to deliver such equivalent cash value in shares of Common Stock in the applicable Interest Share Issuance. For the avoidance of doubt, the Equity Conditions must be satisfied immediately prior to any delayed Interest Share Issuance pursuant to the Beneficial Ownership Limitation.

(iv)                For purposes of this Section 2.4(f), the term “Maximum Ownership Percentage” shall mean 9.99%; provided, however, that it shall mean 19.99% for any Holder Group in respect of WPI-Cadiz Farm CA, LLC. Upon written or oral request of any Lender, the Company shall, within two (2) Business Days of such request, confirm orally and in writing to such Lender the number of shares of Common Stock then Outstanding. The provisions of this Section 2.4(f) shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation.

(i)                 Section 2.4 of the Credit Agreement is hereby amended by adding a new clause (g) thereto as follows:

(g)       Issuance Cap. Unless Stockholder Approval has been previously obtained, in the event that any delivery of Common Stock pursuant to an Interest Share Issuance to a Lender would, together with (i) any other issuance of Common Stock pursuant to an Interest Share Issuance and/or (ii) any issuance of Common Stock by the Company to any holder of a Warrant that would, in each case, be aggregated with such Interest Share Issuance for determining whether such issuances collectively would require approval by a vote of Company stockholders under the applicable listing rules of the Nasdaq Global Market, any successor stock exchange operated by the NASDAQ Stock Market LLC or any successor thereto (such other issuances in the foregoing clauses (i) and (ii), the “Related Issuances”), exceed 19.99% of the Common Stock Outstanding on May 24, 2016 (the “Aggregation Date”), each applicable Lender shall receive only a number of shares of Common Stock, rounded down to the nearest whole number, equal to (A) the maximum number of shares of Common Stock that could be issued in the applicable Interest Share Issuances together with the then-proposed Related Issuances without the Related Issuances exceeding in aggregate 19.99% of the Common Stock Outstanding on the Aggregation Date (such maximum number calculated by giving effect to any then-proposed Related Issuances in connection with any Warrant first) multiplied by a ratio equal to (B) (1) the number of shares of Common Stock that would be otherwise received by the applicable Lender under the applicable Interest Share Issuance divided by (2) the number of all of the shares of Common Stock that would be otherwise received by the applicable Lender under the applicable Interest Share Issuance and the recipients of any then-proposed Related Issuances in the aggregate. To the extent a Lender is entitled to receive a number of shares of Common Stock reduced by this Section 2.4(g), the Borrowers shall pay on the applicable Interest Payment Date, in satisfaction of the Company’s obligation to otherwise deliver such shares of Common Stock, any remaining interest due and payable on such Interest Payment Date in cash pursuant to Section 2.4(b)(x).

6

(j)                 Section 2.4 of the Credit Agreement is hereby amended by adding a new clause (h) thereto as follows:

(h)        Issuance Registration.

(i)         Any issuance of shares of Common Stock pursuant to Section 2.4 of this Agreement or pursuant to a Warrant or Warrants (collectively, the “Fifth Amendment Issuances”) shall be made pursuant to (i) an effective Registration Statement on Form S-3, No. 214318, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein or any immediately succeeding registration statement that is filed under the Securities Act on Form S-3 and immediately becomes effective (the “Fifth Amendment Registration Statement”) filed by the Company with the Commission in conformity with the Securities Act under the Rules and Regulations of the Commission, including the prospectus contained therein (the “Fifth Amendment Base Prospectus”) and (ii) a final prospectus supplement filed with the Commission and delivered to the Lenders (a “Fifth Amendment Prospectus Supplement” and, together with the Fifth Amendment Base Prospectus, a “Fifth Amendment Prospectus”) containing amended and/or certain supplemental information regarding the Common Stock and terms of the Fifth Amendment Issuances. If the Company has filed one or more abbreviated registration statements to register additional shares of Common Stock pursuant to Rule 462(b) under the Rules and Regulations (each a “Rule 462(b) Registration Statement”), then any reference herein to the term “Fifth Amendment Registration Statement” shall also be deemed to include any such Rule 462(b) Registration Statement.

(ii)         The Company shall use reasonable best efforts to keep the Fifth Amendment Registration Statement effective until the earliest date as of which there are no remaining Fifth Amendment Issuances, and if, at any time from the date hereof, the Company is not eligible to issue any Common Stock or Warrants pursuant to the Fifth Amendment Registration Statement, the Company shall use reasonable best to efforts to file and make effective a replacement Fifth Amendment Registration Statement as soon as practicable. If the Fifth Amendment Registration Statement has been outstanding for at least three (3) years, at the end of the third year, the Company shall file a new Fifth Amendment Registration Statement covering Fifth Amendment Issuances, and if at any time when the Company is required to re-evaluate its eligibility to use Form S-3, the Company determines that it is not eligible to use Form S-3, the Company shall use its reasonable best efforts to refile the Fifth Amendment Registration Statement on Form S-1 if such form is available (or on such other form as may be available if Form S-1 is not available), and keep such registration statement effective during the period during which such registration statement is required to be otherwise kept effective under this Section 2.4(h)(ii).

(iii)         For the avoidance of doubt, the Company acknowledges and agrees that no Fifth Amendment Issuances shall be made pursuant to any prospectus or prospectus supplement other than a Fifth Amendment Prospectus or any replacement Fifth Amendment Registration Statement required by Section 2.4(h)(ii). The Company represents and warrants that, as of the Fifth Amendment Effective Date, the Securities Act and Rules and Regulations permit the Company to offer and issue $40,000,000 worth of shares of Common Stock pursuant to the Fifth Amendment Registration Statement. The Company represents and warrants that the Fifth Amendment Registration Statement complied when it became effective, complies on the Fifth Amendment Effective Date and shall comply on the Initial Exercise Date and on each Exercise Date and on each Interest Payment Date and any later date upon which shares of Common Stock are received pursuant to this Agreement or a Warrant, in each case, in all material respects with the requirements of Form S-3 under the Securities Act. The Company represents and warrants that no order preventing or suspending the use of the Fifth Amendment Prospectus has been issued by the Commission, and no stop order suspending the effectiveness of the Fifth Amendment Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the Company’s knowledge, are threatened by the Commission. The Company represents and warrants that neither the Fifth Amendment Registration Statement nor the Fifth Amendment Prospectus shall, as of the Fifth Amendment Effective Date, the Initial Exercise Date, any Exercise Date or any Interest Payment Date or any later date on which shares of Common Stock are issued to a Lender under the Fifth Amendment Prospectus, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

7

(iv)            The Company shall as soon as practicable notify each Lender of (A) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of shares of Common Stock or Warrants for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder.

(v)            The Company shall use reasonable best efforts to cause any shares of Common Stock or Warrants issued pursuant to the Fifth Amendment to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange.

(vi)            At any time when the Fifth Amendment Registration Statement is not effective, the Company shall use its reasonable best efforts to timely file its SEC Reports (or, if the Company is not required to file such reports, it will, upon the request of any Lender who is a holder of a Warrant, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and the Company shall use reasonable best efforts to take such further action as any such Lender may reasonably request, in each case to the extent required from time to time to enable such Lender to, if permitted by the terms of an applicable Warrant, sell such Warrant or its underlying Warrant Stock without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the Commission. Upon the written request of any Lender who is a holder of a Warrant, the Company shall deliver to such Lender a written statement that it has complied with such requirements.

(k)               Section 2.4 of the Credit Agreement is hereby amended by adding a new clause (i) thereto as follows:

(i)       The Agent shall have no responsibility with regards to issuing, processing or otherwise administering any Fifth Amendment Issuances or any other Interest Share Issuance or for monitoring or verifying that the provisions and restrictions set forth with respect to Fifth Amendment Issuances or any other Interest Share Issuance are complied with. At least two Business Days prior to any Interest Payment Date, the Company shall provide a written certification to the Agent stating the manner under Section 2.4(b) in which interest is expected to be paid on such Interest Payment Date.

(l)                 Section 2.4 of the Credit Agreement is hereby amended by adding a new clause (j) thereto as follows:

(j)       All expenses incident to the Company performance of or compliance with this Section 2.4 (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company), shall be borne by the Company as provided herein. Each Person that sells securities in an underwritten offering or an underwritten block offering hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

(m)             Section 7 of the Credit Agreement is hereby amended by adding the following after the phrase “agreement contained in” in clause (c)(i) thereof: “Section 2.4 (other than with respect to the failure of the Borrowers to pay interest, which shall be covered by clause (a) above)”.

(n)               The Exhibits to the Credit Agreement are hereby amended by adding the following exhibits thereto: Exhibit K – Form of Closing Share and Warrant Issuance Agreement; Exhibit L – Form of Interest Share Issuance Agreement, and Exhibit M – Form of Warrant.

8

ARTICLE II

CONDITIONS PRECEDENT

The effectiveness of this Amendment (including the amendments to the Credit Agreement contained in Article I) are subject to the satisfaction of the following conditions precedent (the date of the satisfaction of such conditions precedent being referred to herein as the “Effective Date”):

(a)                This Amendment shall have been duly executed by the Borrowers, the Agent and the Lenders.

(b)               The Lenders shall have received a certificate of the secretary or assistant secretary (or other comparable officer) of each Borrower, dated as of the date hereof attaching (i) copies of the formation documents (together with any amendments thereto) of each Borrower, certified to be true and complete as of a date not more than thirty (30) days prior to the date hereof by the Secretary of State of the State of Delaware (collectively, the “Certified Charters”) and certified by a Responsible Officer of such Borrower to be true, correct, unmodified and in full force and effect as of the date hereof, (ii) copies of, as applicable, the by-laws or limited liability company agreements (together with any amendments thereto) of each Borrower, certified by a Responsible Officer of such Borrower to be true, correct, unmodified and in full force and effect as of the date hereof, (iii) copies of resolutions of the board of directors or actions by written consent of the members, as applicable, of each Borrower, approving and adopting this Amendment, and all documents and agreements related thereto, the transactions contemplated herein and therein and authorizing execution and delivery hereof and thereof, certified by a Responsible Officer of each Borrower to be true and correct, unmodified and in force and effect as of the date hereof, (iv) copies of certificates of good standing with respect to each Borrower certified as of a date not more than thirty (30) days prior to the date hereof by the Secretary of State of the State of Delaware and (v) an incumbency certificate of each Borrower certified by a Responsible Officer of such Borrower to be true and correct as of the date hereof.

(c)                The Agent and Lenders shall have received the legal opinion of Mitchell Silberberg & Knupp LLP, counsel to the Borrowers, addressed to Agent and each Lender in form and substance reasonably satisfactory to the Lenders.

(d)               The Agent and Lenders shall have received a certificate or certificates executed by a Responsible Officer of each Borrower dated as of the Effective Date certifying that: (i) all representations and warranties contained herein, in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any such representation or warranty already qualified as to materiality, in all respects) as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing and (iii) there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

(e)                The Borrowers shall have paid directly or reimbursed MSD and the Agent for all reasonable and documented out-of-pocket expenses incurred in connection with negotiating, documenting and effectuating this Amendment.

(f)                The Company shall have issued in the aggregate 357,500 shares of Common Stock to the Lenders in accordance with each Lender’s Aggregate Pro Rata Interest pursuant to, with respect to each Lender, a Closing Share and Warrant Issuance Agreement in the form of Exhibit K to Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).

(g)               The Company shall have delivered to each Lender an executed Warrant in the form of Exhibit M to the Amended Credit Agreement in respect of the aggregate issuance of 357,500 shares of Common Stock to the Lenders in accordance with each Lender’s Aggregate Pro Rata Interest.

(h)               The Borrowers shall, and shall cause Octagon Partners, LLC, a California limited liability company to, deliver to the Agent duly executed and notarized reaffirmations to the Mortgages in the forms attached hereto as Exhibit A (collectively, the “Mortgage Reaffirmations”) recorded in the Official Records of San Bernardino County, California.

(i)                 Chicago Title Insurance Company shall have issued one or more endorsements and/or modifications, each in form and substance acceptable to MSD, to the existing lender’s policy of title insurance insuring the lien of the Mortgages which endorsements and/or modifications shall maintain the coverage amount under such policy of title insurance and shall insure the continued priority and enforceability of the lien of the Mortgages (as reaffirmed by the Mortgage Reaffirmations) and the Credit Agreement as modified hereby, together with any other affirmative coverage reasonably required by MSD in connection with the transactions contemplated by this Amendment.

Each Lender, by the release of its signature hereto, shall be deemed to confirm the satisfaction of the conditions precedent referenced above and the Agent shall have no obligation to independently confirm the satisfaction of such conditions precedent other than the reimbursement of the Agent’s fees under clause (e) above.

9

ARTICLE III

acknowledgement and reaffirmation of the borrowers

Each of the Borrowers hereby (i) ratifies and affirms all the provisions of the Credit Agreement, the Security Agreement and the other Loan Documents as amended hereby, (ii) agrees that the terms and conditions of the Credit Agreement, the Security Documents and the other Loan Documents, including the security provisions set forth therein, shall continue in full force and effect as amended hereby, and shall not be impaired or limited by the execution or effectiveness of this Amendment and (iii) acknowledges and agrees that the Collateral continues to secure, to the fullest extent possible in accordance with the Credit Agreement, the payment and performance of all Obligations.

ARTICLE IV

Representations and Warranties and Covenants

In order to induce the Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Agent and the Lenders that, as of the Effective Date, the following statements are true and correct:

(a)                all representations and warranties contained herein and in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of any such representation or warranty already qualified as to materiality, in all respects) as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)               the execution and delivery of this Amendment by each Borrower, the performance by each Borrower of its obligations under this Amendment and the Amended Credit Agreement (i) have been duly authorized by all requisite action, corporate or otherwise, of each Borrower and (ii) will not conflict with or result in a breach of, or constitute a default (or might, upon the passage of time or the giving of notice or both, constitute a default) under, any of the terms, conditions or provisions of any applicable statute, law, rule, regulation or ordinance or any Borrowers’ organizational documents, the New Convertible Notes Indenture or the Indenture or any judgment or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and (iii) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Borrower under the terms or provisions of any such agreement or instrument;

(c)                this Amendment has been duly executed by each Borrower and delivered to the Agent and this Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of each Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d)               no consent, approval or authorization of or designation, declaration or filing with any Governmental Authority or any other Person (other than the NASDAQ Global Market, which consent, approval and authorization was obtained prior to the Effective Date) on the part of any Borrower is required in connection with the execution and delivery of this Amendment or performance by such Borrower of this Amendment or under the Amended Credit Agreement;

(e)                no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing under the Credit Agreement; and

(f)                Schedule I sets forth the Accreted Loan Value of the Loans as of the date hereof.

10

ARTICLE V

Miscellaneous

(a)                Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)               Successor and Assigns. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(c)                Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)               Counterparts. This Amendment may be executed in one or more counterparts, each of which counterparts when executed and delivered (including by facsimile or electronic transmission) shall be deemed to be an original, and all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart thereof.

(e)                Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(f)                Waiver of Right to Trial by Jury. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AMENDMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE BORROWERS OR THE LENDERS WITH RESPECT TO THIS AMENDMENT OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS CLAUSE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO ACKNOWLEDGES THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS CLAUSE, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS CLAUSE.

(g)               References. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” ‘‘thereof” or words of like import shall refer to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

(h)               Release. In consideration of Agent and the Lenders entering into this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as of the date hereof, each Borrower on behalf of itself and its affiliates and their respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders party hereto, their respective affiliates and their successors and assigns, and their present and former shareholders, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender party hereto and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Borrower, any of their respective affiliates, or any of its or their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees by reason of any circumstance, action, cause or thing whatsoever which occurred on or prior to the date hereof pursuant to or arising out of the Credit Agreement, the Loan Documents or transactions directly related thereto between any Borrowers, on one hand, and the Releasees, on the other.

11

(i)                 Waiver. No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.

(j)                 Agent. Pursuant to Section 8.4 of the Credit Agreement, each of the undersigned Lenders hereby (i) authorizes and directs Agent to execute and deliver this amendment entered into in connection herewith, (ii) represents to the Agent that the Lenders party hereto, together, hold 100% of the Loans under the Credit Agreement and (iii) by its execution below, agrees to be bound by the terms and conditions of this Amendment. Wells Fargo Bank, National Association is entering into this Amendment and acting hereunder as the Agent and it shall be entitled to the rights, benefits, protections, indemnities and immunities afforded to it as Agent under the Credit Agreement.

(k)               FATCA. The Company hereby certifies to the Agent that this Amendment shall constitute a "material modification" for the purpose of Treasury Regulations Section 1.1471-2T(b)(2)(iv) (including a significant modification as defined in Treasury Regulations Section 1.1001-3(e)).

[Signature Pages Follow]

12

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By: /s/ Michael Roth
Name: Michael Roth
Title: V.P.

MSD CREDIT OPPORTUNITY MASTER FUND, L.P., as a Lender

By: /s/ Marcello Liguori
Name: Marcello Liguori
Title: Managing Director

MILFAM II L.P., as a Lender

By: MILFAM LLC
Its: General Partner

By: /s/ Lloyd I. Miller, III
Name: Lloyd I. Miller, III
Title: Manager

WPI-CADIZ FARM CA, LLC, as a Lender

By: /s/ Marc Robert
Name: Marc Robert
Title: Authorized Signatory

CADIZ INC., as a Borrower

By: /s/ Timothy J. Shaheen
Name: Timothy J. Shaheen
Title: Chief Financial Officer

CADIZ REAL ESTATE LLC, as a Borrower

By: /s/ Timothy J. Shaheen
Name: Timothy J. Shaheen
Title: Chief Financial Officer

13

Exhibit K

FORM OF CLOSING SHARE AND WARRANT ISSUANCE AGREEMENT

[Date]

Cadiz Inc.
550 South Hope Street, Suite 2850
Los Angeles, California 90071

Ladies and Gentlemen:

Cadiz Inc., a Delaware corporation (the “Company”), agrees, subject to the terms and conditions stated herein, to issue to [Name of Lender] (the “Investor”), [●] shares (the “Closing Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”) and a warrant to purchase [●] shares of the Common Stock (the “Warrant,” and collectively with the Closing Shares, the “Securities”).

1.       In consideration of the respective covenants, agreements and representations and warranties contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor intending to be legally bound, hereby agree as follows:

(a)       This Closing Share and Warrant Issuance Agreement (the “Agreement”) is made as of the date set forth above between the Company and the Investor.

(b)       The Company and Investor are parties to that certain Fifth Amendment to Amended and Restated Credit Agreement (the “Fifth Amendment”), dated as of [●], 2016 (the “Fifth Amendment Effective Date”), by and among the Company, as a borrower, Cadiz Real Estate LLC, as a borrower, Investor, as a lender, the other lenders party thereto, and Wells Fargo Bank, National Association, as agent (the “Agent”), which amended that certain Amended and Restated Credit Agreement (as further amended prior to the Fifth Amendment Effective Date, and as subsequently amended from time to time, the “Credit Agreement”) attached to that certain Amendment Agreement, dated as of October 30, 2013, by and among the Company, Cadiz Real Estate LLC, LC Capital Master Fund, Ltd., the lenders party thereto, and the Agent.

(c)       Pursuant to the Fifth Amendment, the Company agreed to issue the Securities in connection with the Investor’s entry into the Fifth Amendment and as a condition precedent to the effectiveness of the Fifth Amendment pursuant Article II thereof.

(d)       The Company has authorized the issuance of, and agrees to issue, the Securities to the Investor on the date of this Agreement (the “Closing Date”), upon the terms and conditions set forth herein.

(e)       Prior to the execution of this Agreement, the Company has delivered to Investor a written opinion, addressed to the Investor and dated as of the Closing Date, from Mitchell Silberberg & Knupp LLP, counsel to the Company, to the effect set forth in Exhibit A hereto.

(f)       The offering and issuance of the Securities (collectively, the “Issuance”) is being made pursuant to (i) an effective Registration Statement on Form S-3, No. 214318, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein or any immediately succeeding registration statement that is filed under the Securities Act (as defined in the Credit Agreement) on Form S-3 and immediately becomes effective (the “Fifth Amendment Registration Statement”) filed by the Company with the Commission (as defined in the Credit Agreement) in conformity with the Securities Act under the Rules and Regulations (as defined in the Credit Agreement) of the Commission, including the prospectus contained therein (the “Fifth Amendment Base Prospectus”) and (ii) a final prospectus supplement filed with the Commission and delivered to the Investor (a “Fifth Amendment Prospectus Supplement” and, together with the Fifth Amendment Base Prospectus, a “Fifth Amendment Prospectus”) containing amended and/or certain supplemental information regarding the Securities and terms of the Issuance. If the Company has filed one or more abbreviated registration statements to register additional shares of Common Stock pursuant to Rule 462(b) under the Rules and Regulations (each a “Rule 462(b) Registration Statement”), then any reference herein to the term “Fifth Amendment Registration Statement” shall also be deemed to include any such Rule 462(b) Registration Statement.

(g)       Without the prior written consent of the Company, prior to [●], (which is the 180th day following the Closing Date), the Investor shall not, and shall cause its wholly-owned subsidiaries not to, sell, transfer, encumber or otherwise dispose of any or all of its Closing Shares other than transfers to affiliates of the Investor (provided, however, that any Closing Shares transferred to such affiliate shall be subject as of the date of such transfer to the remaining term, if any as of such date, of the foregoing transfer restrictions).

(h)       The Company agrees to make any filings required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) with respect to the Issuance.

(i)       On the Closing Date, the Company shall cause its Transfer Agent to deliver the Closing Shares to the Investor and register the Closing Shares as instructed by the Investor. The Closing Shares will be delivered by crediting the account of the Investor’s prime broker (as specified by the Investor to the Company) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction no later than 4:00 p.m. Eastern Standard Time on the Closing Date using its DTC participant identification number, and released by Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. The Investor shall direct the broker-dealer at which the account or accounts to be credited with the Closing Shares are maintained, which broker/dealer shall be a DTC participant, to initiate a transaction through the DWAC system, instructing the Transfer Agent to credit such account or accounts with the Closing Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Closing Shares, which shall be the Closing Date. The Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Closing Shares pursuant to the information contained in the DWAC instruction.

2

(j)       On the Closing Date, the Company shall execute and deliver to the Investor the Warrant in the form of Exhibit M to the Credit Agreement.

2.       The Investor represents and warrants to the Company as of the Closing Date as follows:

(a)       The Investor has received the Fifth Amendment Prospectus and the documents incorporated by reference therein prior to or in connection with the receipt of this Agreement.

(b)       The Investor (i) is not a member of FINRA or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules) and (ii) after giving effect to the issuance of the Securities pursuant to this Agreement, neither the Investor nor any Holder Group (as defined in the Credit Agreement) in respect of the Investor acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company.

(c)       The Investor is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

3.       The Company represents and warrants to the Investor as of the date hereof, and with respect to the Warrant Stock (as defined in the Warrant), as of any exercise date under the Warrant for purposes of Section 3(k) and Section 3(m), as follows:

(a)       All representations and warranties of the Company contained in the Fifth Amendment are true and correct in all material respects (or, in the case of any such representation or warranty already qualified as to materiality, in all respects) as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date).

(b)       No order preventing or suspending the use of the Fifth Amendment Prospectus has been issued by the Commission, and no stop order suspending the effectiveness of the Fifth Amendment Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the Company’s knowledge, are threatened by the Commission. The Fifth Amendment Registration Statement complied when it became effective, complied on the Fifth Amendment Effective Date and complies as of the Closing Date, in all material respects, with the requirements of Form S-3 under the Securities Act. The conditions to the use of Form S-3 in connection with the offering and issuance of the Securities as contemplated hereby have been satisfied. The Fifth Amendment Registration Statement did not, as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, and the Fifth Amendment Prospectus, as of the Closing Date, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any required filing of the Fifth Amendment Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been or will be made in the manner and within the time period required by such Rule 424(b).

3

(c)       The Fifth Amendment Registration Statement and all documents incorporated by reference in the Fifth Amendment Registration Statement and the Fifth Amendment Prospectus as of the Closing Date, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act (as defined in the Credit Agreement), as applicable, and the rules and regulations of the Commission thereunder, and at the time they became effective or were filed with the Commission, as the case may be, neither the Fifth Amendment Registration Statement nor any of such other documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)       The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority necessary to own, lease and operate its properties and to conduct its business as described in the Fifth Amendment Registration Statement and the Fifth Amendment Prospectus.

(e)       The authorized capital stock of the Company consists of (i) [●] shares of Common Stock and (ii) [●] shares of preferred stock (the “Preferred Stock”). As of the Closing Date, [●] shares of Common Stock are issued and outstanding and [●] shares of Preferred Stock are issued and outstanding.

(f)       The Securities have been duly and validly authorized by the Company, and the Closing Shares, when issued and delivered in accordance with the terms of this Agreement, will have been duly and validly issued and will be fully paid and nonassessable.

(g)       The Closing Shares and the Warrant Stock have been duly authorized for listing and quotation on the Nasdaq Global Market, subject in each case to official notice of issuance.

(h)       This Agreement and the Warrant have each been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(i)       The Company is not in breach or violation of or in default under (i) the provisions of its charter or by-laws, (ii) any material agreement filed as an exhibit to its SEC Reports, or (iii) any federal or state statute or law, any rule or regulation issued pursuant to any federal or state statute or law, or any order issued pursuant to any federal or state statute or law by any court or governmental agency or body having jurisdiction over the Company, except, with respect to clauses (ii) and (iii) above, to the extent any such violation or default would not, individually or in the aggregate, have a material adverse effect on (x) the business, properties, prospects, financial condition or results of operations of the Company or (y) the ability of the Company to enter into and perform its obligations under, or consummate the transactions contemplated in, this Agreement (a “Material Adverse Effect”).

4

(j)       The execution, delivery and performance by the Company of this Agreement, including the issuance by the Company of the Closing Shares, the Warrant and the Warrant Stock, will not conflict with or result in a breach or violation of, or constitute a default under (i) the provisions of the Company’s charter or by-laws, (ii) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or businesses is bound, or (iii) any federal or state statute or law, any rule or regulation issued pursuant to any federal or state statute or law, or any order issued pursuant to any federal or state statute or law by any court or governmental agency or body having jurisdiction over the Company, except, with respect to clause (ii) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(k)       No filing with, or authorization, approval, consent or order of, any court or governmental agency or body is required for the issuance of the Closing Shares, the Warrant or the Warrant Stock, except such as have already been obtained or are contemplated hereby.

(l)        Subsequent to the dates as of which information is given in the Fifth Amendment Prospectus and other than as contemplated therein, there has not been (i) any material adverse change in the business, properties, prospects, financial condition or results of operations of the Company, (ii) any transaction which is material to the Company, (iii) any material change in the capital stock, or any material change in the outstanding indebtedness, of the Company, or (v) any dividend or distribution declared, paid or made on the capital stock of the Company.

(m)     The Company represents and warrants that the Securities Act and the Rules and Regulations permit the Company to offer and issue 357,500 shares of Common Stock, the Warrant and the Warrant Stock.

4.       The Company agrees to indemnify, defend and hold harmless the Investor, its directors and officers, and each person, if any, who controls the Investor and the successors and assigns of all of the foregoing persons, from and against any loss, damage, claim or liability, to which, jointly or severally, the Investor or any such person may become subject, insofar as such loss, damage, claim or liability arises out of or is based upon: (i) this Agreement, (ii) the breach of any covenant, agreement or representation or warranty of the Company under this Agreement, (iii) any untrue statement of a material fact contained in the Fifth Amendment Registration Statement, or any amendments thereto or the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) any untrue statement of a material fact contained in the Fifth Amendment Prospectus or the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5

5.       Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the Closing Date.

6.       All notices, requests, consents and other communications hereunder will be in writing, will be mailed by nationally recognized overnight express courier, postage prepaid, or delivered by facsimile, and will be deemed given (i) if delivered by nationally recognized overnight carrier, one business day after so mailed and (ii) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)       if to the Company, to:

Cadiz Inc.
550 South Hope Street, Suite 2850
Los Angeles, California 90071
Attention: Chief Financial Officer
Facsimile No.: 213-271-1614

(b)       with copies to:

Mitchell Silberberg & Knupp LLP

11377 West Olympic Boulevard

Los Angeles, California 90064

Attention: Kevin Friedmann

Facsimile No.: 310 312-3798

(c)       if to the Investor, to:

[LENDER NAME]
[ADDRESS]
[ADDRESS]
Attention: [●]
Facsimile No.: [●]

(d)       with copies to:

[NAME]
[ADDRESS]
[ADDRESS]
Attention: [●]
Facsimile No.: [●]

7.       This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.       The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

6

9.       In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.     This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York.

11.     Each of the Company and the Investor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Company and the Investor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Company and the Investor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

12.       EACH OF THE COMPANY AND THE INVESTOR WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH OF THE COMPANY AND THE INVESTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS CLAUSE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH OF THE COMPANY AND THE INVESTOR ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS CLAUSE, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS CLAUSE.

13.       This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

7

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

[NAME OF LENDER]

By:
Name:
Title:

[Signature page to Closing Share and Warrant Issuance Agreement]

8

Agreed and Accepted by:

CADIZ INC.

By:
Name:
Title:

[Signature page to Closing Share and Warrant Issuance Agreement]

9

EXHIBIT A

Form of Opinion of Counsel to Company

1.	The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware.

2.	The Company has the corporate power and corporate authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby.

3.	The Agreement and the Warrant have been duly authorized, executed and delivered by the Company and are each a valid and binding agreement of the Company, enforceable against the Company in accordance with their terms.

4.	The execution and delivery by the Company of the Agreement and the consummation by the Company of the transactions contemplated thereby, including the issuance of the Closing Shares, will not (i) conflict with the Company’s charter or by-laws, (ii) constitute a violation of, or a breach or default under, the terms of any contract listed on a schedule to this opinion[1] or (iii) violate or conflict with, or result in any contravention of, any applicable law or any order listed on a schedule to this opinion.[2]

5.	No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Agreement by the Company or the consummation by the Company of the transactions contemplated thereby.

6.	The Closing Shares have been duly authorized by the Company and, when delivered to the Investor, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the laws of the State of Delaware or the Company’s charter or by-laws.

7.	The shares of Common Stock issuable upon the exercise of the Warrant have been duly authorized by the Company and, when issued upon the exercise of the Warrant in accordance with its terms, will be duly and validly issued, fully paid and non-assessable and free and clear of any preemptive rights or any similar rights arising under the laws of the State of Delaware or the Company’s charter or by-laws.

8.	The Company is not and, solely after giving effect to the issuance of the Closing Shares, the Warrant and any Warrant Stock to the Investor, will not be an “investment company” as such term is defined in the Investment Company Act of 1940.

1 Schedule to list:

●	The 7.00% Convertible Senior Notes Indenture, dated as of March 5, 2013, by and between the Company and U.S. Bank National Association, as successor to The Bank of New York Mellon Trust Company, N.A. (“U.S. Bank”) as Trustee, as amended by that certain First Supplemental Indenture, dated as of October 30, 2013, and that certain Second Supplemental Indenture, dated as of November 23, 2015

●	The 7.00% Convertible Senior Notes Indenture, dated as of December 10, 2015, by and between the Company and U.S. Bank, as Trustee, as amended by that certain First Supplemental Indenture, dated as of April 28, 2016

●	Limited Liability Company Agreement of Cadiz Real Estate LLC dated December 11, 2003

●	Amendment No. 1, dated October 29, 2004, to Limited Liability Company Agreement of Cadiz Real Estate LLC

●	Amendment No. 2 dated March 5, 2013, to Limited Liability Company Agreement of Cadiz Real Estate LLC

●	Amendment No. 2 dated October 1, 2007 to Reorganization Plan and Agreement for Purchase and Sale of Assets dated as of February 18, 1998 among Cadiz Inc. and Mark A. Liggett in his capacity as successor in interest to Exploration Research Associates, Incorporated., a California corporation (“ERA”) and in his individual capacity as former sole shareholder of ERA and as the successor in interest to ERA

●	Lease Agreement, dated as of December 23, 2015, by and among Cadiz Real Estate LLC, Cadiz Inc. and Water Asset Management LLC

●	Private Placement Purchase Agreement, dated as of April 26, 2016, by and among Cadiz Inc. and the purchasers party thereto

●	Placement Agent Agreement, dated as of April 26, 2016, by and between Cadiz Inc. and B. Riley & Co. LLC

●	Registration Rights Agreement, dated as of April 28, 2016, by and among Cadiz Inc. and the holders party thereto

●	Any other material agreements filed as exhibits 1, 2 or 4 under Rule 601 of Regulation S-K as promulgated under the Securities Act as filed as of the Closing Date

2 Schedule to list (i) the laws of the State of New York, (ii) the federal laws of the United States of America and (iii) the General Corporation Law of the State of Delaware and the Delaware Limited Liability Company Act. Orders to be confirmed by the Company at the Closing Date, as applicable to the relevant transactions.

Exhibit L

FORM OF INTEREST SHARE ISSUANCE AGREEMENT

[Date]

Cadiz Inc.
550 South Hope Street, Suite 2850
Los Angeles, California 90071

Ladies and Gentlemen:

Cadiz Inc., a Delaware corporation (the “Company”), agrees, subject to the terms and conditions stated herein, to issue to [Name of Lender] (the “Investor”), [●] shares (the “Interest Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”).

1.       In consideration of the respective covenants, agreements and representations and warranties contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor intending to be legally bound, hereby agree as follows:

(a)       This Interest Share Issuance Agreement (the “Agreement”) is made as of the date set forth above between the Company and the Investor.

(b)       The Company and Investor are parties to that certain Fifth Amendment to Amended and Restated Credit Agreement (the “Fifth Amendment”), dated as of [●], 2016 (the “Fifth Amendment Effective Date”), by and among the Company, as a borrower, Cadiz Real Estate LLC, as a borrower, Investor, as a lender, the other lenders party thereto, and Wells Fargo Bank, National Association, as agent (the “Agent”), which amended that certain Amended and Restated Credit Agreement (as further amended prior to the Fifth Amendment Effective Date, and as subsequently amended from time to time, the “Credit Agreement”) attached to that certain Amendment Agreement, dated as of October 30, 2013, by and among the Company, Cadiz Real Estate LLC, LC Capital Master Fund, Ltd., the lenders party thereto, and the Agent.

(c)       Pursuant to the Fifth Amendment, the Company agreed to issue the Interest Shares in connection with the Investor’s entry into the Fifth Amendment.

(d)       The Company has authorized the issuance of, and agrees to issue, the Interest Shares to the Investor on the date of this Agreement (the “Closing Date”), upon the terms and conditions set forth herein.

(e)       Prior to the execution of this Agreement, the Company has delivered to Investor a written opinion, addressed to the Investor and dated as of the Closing Date, from Mitchell Silberberg & Knupp LLP, counsel to the Company, to the effect set forth in Exhibit A hereto.

(f)       The offering and issuance of the Interest Shares (collectively, the “Issuance”) is being made pursuant to (i) an effective Registration Statement on Form S-3, No. 214318, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein or any immediately succeeding registration statement that is filed under the Securities Act (as defined in the Credit Agreement) on Form S-3 and immediately becomes effective (the “Fifth Amendment Registration Statement”) filed by the Company with the Commission (as defined in the Credit Agreement) in conformity with the Securities Act under the Rules and Regulations (as defined in the Credit Agreement) of the Commission, including the prospectus contained therein (the “Fifth Amendment Base Prospectus”) and (ii) a final prospectus supplement filed with the Commission and delivered to the Investor (a “Fifth Amendment Prospectus Supplement” and, together with the Fifth Amendment Base Prospectus, a “Fifth Amendment Prospectus”) containing amended and/or certain supplemental information regarding the Interest Shares and terms of the Issuance. If the Company has filed one or more abbreviated registration statements to register additional shares of Common Stock pursuant to Rule 462(b) under the Rules and Regulations (each a “Rule 462(b) Registration Statement”), then any reference herein to the term “Fifth Amendment Registration Statement” shall also be deemed to include any such Rule 462(b) Registration Statement.

(g)       The Company agrees to make any filings required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) with respect to the Issuance.

(h)       On the Closing Date, the Company shall cause its Transfer Agent to deliver the Interest Shares to the Investor and register the Interest Shares as instructed by the Investor. The Interest Shares will be delivered by crediting the account of the Investor’s prime broker (as specified by the Investor to the Company) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction no later than 4:00 p.m. Eastern Standard Time on the Closing Date using its DTC participant identification number, and released by Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. The Investor shall direct the broker-dealer at which the account or accounts to be credited with the Interest Shares are maintained, which broker/dealer shall be a DTC participant, to initiate a transaction through the DWAC system, instructing the Transfer Agent to credit such account or accounts with the Interest Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Interest Shares, which shall be the Closing Date. The Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Interest Shares pursuant to the information contained in the DWAC instruction.

2.       The Investor represents and warrants to the Company as of the Closing Date as follows:

(a)       The Investor has received the Fifth Amendment Prospectus and the documents incorporated by reference therein prior to or in connection with the receipt of this Agreement.

2

(b)       The Investor (i) is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules) and (ii) after giving effect to the issuance of the Interest Shares pursuant to this Agreement, neither the Investor nor any Holder Group (as defined in the Credit Agreement) in respect of the Investor acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company.

(c)       The Investor is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

3.       The Company represents and warrants to the Investor as of the Closing Date as follows:

(a)       All representations and warranties of the Company contained in the Fifth Amendment are true and correct in all material respects (or, in the case of any such representation or warranty already qualified as to materiality, in all respects) as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date).

(b)       No order preventing or suspending the use of the Fifth Amendment Prospectus has been issued by the Commission, and no stop order suspending the effectiveness of the Fifth Amendment Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the Company’s knowledge, are threatened by the Commission. The Fifth Amendment Registration Statement complied when it became effective, complied on the Fifth Amendment Effective Date and complies as of the Closing Date, in all material respects, with the requirements of Form S-3 under the Securities Act. The conditions to the use of Form S-3 in connection with the offering and issuance of the Interest Shares as contemplated hereby have been satisfied. The Fifth Amendment Registration Statement did not, as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, and the Fifth Amendment Prospectus, as of the Closing Date, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any required filing of the Fifth Amendment Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been or will be made in the manner and within the time period required by such Rule 424(b).

(c)       The Fifth Amendment Registration Statement and all documents incorporated by reference in the Fifth Amendment Registration Statement and the Fifth Amendment Prospectus as of the Closing Date, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act (as defined in the Credit Agreement), as applicable, and the rules and regulations of the Commission thereunder, and at the time they became effective or were filed with the Commission, as the case may be, neither the Fifth Amendment Registration Statement nor any of such other documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3

(d)       The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority necessary to own, lease and operate its properties and to conduct its business as described in the Fifth Amendment Registration Statement and the Fifth Amendment Prospectus.

(e)       The authorized capital stock of the Company consists of (i) [●] shares of Common Stock and (ii) [●] shares of preferred stock (the “Preferred Stock”). As of the Closing Date, [●] shares of Common Stock are issued and outstanding and [●] shares of Preferred Stock are issued and outstanding.

(f)       The Interest Shares have been duly and validly authorized by the Company, and the Interest Shares, when issued and delivered in accordance with the terms of this Agreement, will have been duly and validly issued and will be fully paid and nonassessable.

(g)       The Interest Shares have been duly authorized for listing and quotation on the Nasdaq Global Market, subject in each case to official notice of issuance.

(h)       This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(i)       The Company is not in breach or violation of or in default under (i) the provisions of its charter or by-laws, (ii) any material agreement filed as an exhibit to its SEC Reports, or (iii) any federal or state statute or law, any rule or regulation issued pursuant to any federal or state statute or law, or any order issued pursuant to any federal or state statute or law by any court or governmental agency or body having jurisdiction over the Company, except, with respect to clauses (ii) and (iii) above, to the extent any such violation or default would not, individually or in the aggregate, have a material adverse effect on (x) the business, properties, prospects, financial condition or results of operations of the Company or (y) the ability of the Company to enter into and perform its obligations under, or consummate the transactions contemplated in, this Agreement (a “Material Adverse Effect”).

(j)       The execution, delivery and performance by the Company of this Agreement, including the issuance by the Company of the Interest Shares, will not conflict with or result in a breach or violation of, or constitute a default under (i) the provisions of the Company’s charter or by-laws, (ii) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or businesses is bound, or (iii) any federal or state statute or law, any rule or regulation issued pursuant to any federal or state statute or law, or any order issued pursuant to any federal or state statute or law by any court or governmental agency or body having jurisdiction over the Company, except, with respect to clause (ii) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

4

(k)       No filing with, or authorization, approval, consent or order of, any court or governmental agency or body is required for the issuance of the Interest Shares, except such as have already been obtained or are contemplated hereby.

(l)        Subsequent to the dates as of which information is given in the Fifth Amendment Prospectus and other than as contemplated therein, there has not been (i) any material adverse change in the business, properties, prospects, financial condition or results of operations of the Company, (ii) any transaction which is material to the Company, (iii) any material change in the capital stock, or any material change in the outstanding indebtedness, of the Company, or (v) any dividend or distribution declared, paid or made on the capital stock of the Company.

(m)       The Company represents and warrants that the Securities Act and the Rules and Regulations permit the Company to offer and issue [●] shares of Common Stock.

4.       The Company agrees to indemnify, defend and hold harmless the Investor, its directors and officers, and each person, if any, who controls the Investor and the successors and assigns of all of the foregoing persons, from and against any loss, damage, claim or liability, to which, jointly or severally, the Investor or any such person may become subject, insofar as such loss, damage, claim or liability arises out of or is based upon: (i) this Agreement, (ii) the breach of any covenant, agreement or representation or warranty of the Company under this Agreement, (iii) any untrue statement of a material fact contained in the Fifth Amendment Registration Statement, or any amendments thereto or the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) any untrue statement of a material fact contained in the Fifth Amendment Prospectus or the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.       Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the Closing Date.

6.       All notices, requests, consents and other communications hereunder will be in writing, will be mailed by nationally recognized overnight express courier, postage prepaid, or delivered by facsimile, and will be deemed given (i) if delivered by nationally recognized overnight carrier, one business day after so mailed and (ii) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)       if to the Company, to:

Cadiz Inc.
550 South Hope Street, Suite 2850
Los Angeles, California 90071
Attention: Chief Financial Officer
Facsimile No.: 213-271-1614

5

(b)       with copies to:

Mitchell Silberberg & Knupp LLP

11377 West Olympic Boulevard

Los Angeles, California 90064

Attention: Kevin Friedmann

Facsimile No.: 310 312-3798

(c)       if to the Investor, to:

[LENDER NAME]
[ADDRESS]
[ADDRESS]
Attention: [●]
Facsimile No.: [●]

(d)       with copies to:

[NAME]
[ADDRESS]
[ADDRESS]
Attention: [●]
Facsimile No.: [●]

7.       This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.       The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.       In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.       This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York.

11.       Each of the Company and the Investor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Company and the Investor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Company and the Investor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

6

12.       EACH OF THE COMPANY AND THE INVESTOR WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH OF THE COMPANY AND THE INVESTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS CLAUSE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH OF THE COMPANY AND THE INVESTOR ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS CLAUSE, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS CLAUSE.

13.       This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

7

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

[LENDER NAME]

By:
Title:

[Signature page to Interest Share Issuance Agreement]

8

Agreed and Accepted by:

CADIZ INC.

By:
Title:

[Signature page to Interest Share Issuance Agreement]

9

EXHIBIT A

Form of Opinion of Counsel to Company

1.	The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware.

2.	The Company has the corporate power and corporate authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby.

3.	The Agreement has been duly authorized, executed and delivered by the Company and are each a valid and binding agreement of the Company, enforceable against the Company in accordance with their terms.

4.	The execution and delivery by the Company of the Agreement and the consummation by the Company of the transactions contemplated thereby, including the issuance of the Interest Shares, will not (i) conflict with the Company’s charter or by-laws, (ii) constitute a violation of, or a breach or default under, the terms of any contract listed on a schedule to this opinion[1] or (iii) violate or conflict with, or result in any contravention of, any applicable law or any order listed on a schedule to this opinion.[2]

5.	No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Agreement by the Company or the consummation by the Company of the transactions contemplated thereby.

6.	The Interest Shares have been duly authorized by the Company and, when delivered to the Investor, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the laws of the State of Delaware or the Company’s charter or by-laws.

7.	The Company is not and, solely after giving effect to the issuance of the Interest Shares to the Investor, will not be an “investment company” as such term is defined in the Investment Company Act of 1940.

1 Schedule to list:

●	The 7.00% Convertible Senior Notes Indenture, dated as of March 5, 2013, by and between the Company and U.S. Bank National Association, as successor to The Bank of New York Mellon Trust Company, N.A. (“U.S. Bank”) as Trustee, as amended by that certain First Supplemental Indenture, dated as of October 30, 2013, and that certain Second Supplemental Indenture, dated as of November 23, 2015

●	The 7.00% Convertible Senior Notes Indenture, dated as of December 10, 2015, by and between the Company and U.S. Bank, as Trustee, as amended by that certain First Supplemental Indenture, dated as of April 28, 2016

●	Limited Liability Company Agreement of Cadiz Real Estate LLC dated December 11, 2003

●	Amendment No. 1, dated October 29, 2004, to Limited Liability Company Agreement of Cadiz Real Estate LLC

●	Amendment No. 2 dated March 5, 2013, to Limited Liability Company Agreement of Cadiz Real Estate LLC

●	Amendment No. 2 dated October 1, 2007 to Reorganization Plan and Agreement for Purchase and Sale of Assets dated as of February 18, 1998 among Cadiz Inc. and Mark A. Liggett in his capacity as successor in interest to Exploration Research Associates, Incorporated., a California corporation (“ERA”) and in his individual capacity as former sole shareholder of ERA and as the successor in interest to ERA

●	Lease Agreement, dated as of December 23, 2015, by and among Cadiz Real Estate LLC, Cadiz Inc. and Water Asset Management LLC

●	Private Placement Purchase Agreement, dated as of April 26, 2016, by and among Cadiz Inc. and the purchasers party thereto

●	Placement Agent Agreement, dated as of April 26, 2016, by and between Cadiz Inc. and B. Riley & Co. LLC

●	Registration Rights Agreement, dated as of April 28, 2016, by and among Cadiz Inc. and the holders party thereto

●	Any other material agreements filed as exhibits 1, 2 or 4 under Rule 601 of Regulation S-K as promulgated under the Securities Act as filed as of the Closing Date

The foregoing list is to be updated in respect of any such agreements that, as of an applicable Interest Payment Date, would no longer be listed by the Company as exhibits under such Rule 601 in an SEC Report.

2 Schedule to list (i) the laws of the State of New York, (ii) the federal laws of the United States of America and (iii) the General Corporation Law of the State of Delaware and the Delaware Limited Liability Company Act. Orders to be confirmed by the Company at the Closing Date, as applicable to the relevant transactions.

Exhibit M

WARRANT

to Purchase Common Stock of

Cadiz Inc.

Warrant No. [●]
Original Issue Date: [●]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

Original Issue Date: [●]	Warrant No. [●]

Warrant

to Purchase [●] Shares (Subject to Adjustment) of Common Stock of

Cadiz Inc.

THIS IS TO CERTIFY THAT [NAME OF LENDER] (“Investor”), or its registered assigns, is entitled, at any time prior to the Expiration Date to purchase from Cadiz Inc., a Delaware corporation (the “Company”), [●] shares (subject to adjustment as provided herein) of the common stock, par value $0.01 per share, of the Company at a purchase price of $0.01 per share (the initial “Exercise Price,” subject to adjustment as provided herein).

This Warrant was issued in connection with that certain Fifth Amendment to Amended and Restated Credit Agreement (the “Fifth Amendment”), dated as of [●], 2016 (the “Fifth Amendment Effective Date”), by and among the Company, as a borrower, Cadiz Real Estate LLC, as a borrower, Investor, as a lender, the other lenders party thereto, and Wells Fargo Bank, National Association, as agent (the “Agent”), which amended that certain Amended and Restated Credit Agreement (as amended through and including the Fifth Amendment Effective Date, and as subsequently amended from time to time, the “Credit Agreement”) attached to that certain Amendment Agreement, dated as of October 30, 2013, by and among the Company, Cadiz Real Estate LLC, LC Capital Master Fund, Ltd., the lenders party thereto, and the Agent, and is subject to the terms thereof.

1.	DEFINITIONS

As used in this Warrant, the following terms have the respective meanings set forth below, and to the extent such terms have the respective meaning set forth in the Credit Agreement, such terms shall have such meaning as set forth in the Credit Agreement, provided, however, that if such Credit Agreement is expired, terminated or otherwise discharged, such terms shall have the meaning set forth in the Credit Agreement immediately prior to such expiration, termination or discharge:

“10-Day VWAP” shall have the meaning ascribed to such term in the Credit Agreement.

“Affiliate” of, or a Person “Affiliated” with, a specified Person means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Agent” shall have the meaning set forth in the preamble to this Warrant.

“Aggregation Date” shall have the meaning set forth in Section 5.2 hereof.

“Applicable Rate” shall have the meaning ascribed to such term in the Credit Agreement.

“Appraisal Procedure” means the following procedure to determine the fair market value, as to any security, for purposes of the definition of “Fair Market Value” or the fair market value, as to any other property (in either case, the “Valuation Amount”). The Valuation Amount shall be determined in good faith jointly by the Company and the Holder; provided, however, that if such parties are not able to agree on the Valuation Amount within a reasonable period of time (not to exceed twenty (20) Business Days), the Valuation Amount shall be determined by the mutual agreement of two (2) independent appraisers, one appointed by the Company and one appointed by the Holder, with each appointed within ten (10) days of the Appraisal Procedure having been first invoked by the Holder. The Company and the Holder shall submit their respective valuations and other relevant data to the appraisers, and the appraisers shall, within twenty (20) days of the later of the two appraisers’ appointment dates, mutually agree to a determination of the Valuation Amount. If such appraisers cannot mutually agree on the Valuation Amount by such date, a third independent appraiser shall be chosen within 10 days of such date by the mutual consent of the first two appraisers. Such third appraiser shall make a determination of the Valuation Amount within twenty (20) days of its appointment. If three (3) appraisers shall have been appointed and made determinations of the Valuation Amount, then the average of the three (3) Valuation Amounts shall be final and binding on the Company and the Holder as the final Valuation Amount, provided, however, that if the determination of one appraiser differs by an amount equal to more than twice that of the middle of the three appraisers’ Valuation Amounts (the “Outlier Appraiser”), then the determination of the Outlier Appraiser shall be excluded from determining the final Valuation Amount and the remaining two appraisers’ determinations of the Valuation Amount shall be averaged and such average shall be final and binding upon the Company and the Holder as the final Valuation Amount. The Company shall pay all of the fees and expenses incurred in conducting the Appraisal Procedure.

“beneficial owner” and “beneficially own” shall have the meaning set forth under Section 13(d) of the Exchange Act.

“Beneficial Ownership Limitation” has the meaning set forth in Section 5.1 hereof.

“Business Day” shall have the meaning ascribed to such term in the Credit Agreement.

“Closing Share and Warrant Issuance Agreement” means that certain Closing Share and Warrant Issuance Agreement by and between the Company and the Investor, dated [●].

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

2

“Common Stock” means the common stock, par value $0.01 per share, of the Company as constituted on the Original Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.6 hereof.

“Company” shall have the meaning set forth in the preamble to this Warrant.

“Credit Agreement” shall have the meaning set forth in the preamble to this Warrant.

“Delivery Notice” shall have the meaning set forth in Section 5.1(c) hereof.

“Designated Office” shall have the meaning set forth in Section 9 hereof.

“Dilution Adjustment” shall have the meaning set forth in Section 10.1(a) hereof.

“Dilution Price” shall mean, with respect to each share of Common Stock, $9.05, subject to adjustments described in Sections 4.4, 4.5 and 4.6 hereof.

“DOJ” shall have the meaning set forth in Section 6.4 hereof.

“DTC” shall have the meaning set forth in Section 2.1(b) hereof.

“DWAC” shall have the meaning set forth in Section 2.1(b) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Exercise Date” shall have the meaning set forth in Section 2.1(a) hereof.

“Exercise Notice” shall have the meaning set forth in Section 2.1(a) hereof.

“Exercise Price” means, in respect of a share of Warrant Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant, as adjusted from time to time pursuant to Article 4 hereof.

“Expiration Date” means (i) the fifth anniversary of the Original Issue Date, to be extended to allow for delayed exercise and delivery of any Warrant Stock in accordance with Section 5.1(c) hereof, or (ii) if, at the Initial Exercise Date and pursuant to Section 2.1(a) hereof, the Warrant does not become exercisable because no principal or interest amounts are outstanding under the Credit Agreement, the Initial Exercise Date.

“Expiration Warrant Stock” shall have the meaning set forth in Section 5.1(c) hereof.

3

“Fair Market Value” means (i) as to any Common Stock listed or quoted on a Trading Market, the 10-Day VWAP determined in respect of such primary Trading Market and (ii) as to any Common Stock not listed or quoted on a Trading Market or any other security, (A) the Ten Day Average of the average closing prices of such security’s sales on all domestic securities exchanges on which such security may at the time be listed, or (B) if there have been no sales on any such exchange such that the foregoing Ten Day Average cannot be calculated, the average of the highest bid and lowest asked prices on all such exchanges at the end of the Business Day immediately prior to the date that Fair Market Value is determined as of, or (C) if on any day such security is not listed any domestic securities exchange such that neither the foregoing Ten Day Average nor the foregoing bid-and-asked price average can be calculated, the average of the highest bid and lowest asked prices at the end of the Business Day immediately prior to the date that Fair Market Value is determined as of in the domestic over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System or similar organization (and in each such case excluding any trades that are not bona fide, arm’s length transactions). If neither the foregoing clause (i) nor clause (ii) is applicable, then (i) the “Fair Market Value” of such security as of an applicable determination date shall be as determined in good faith by the Board of Directors of the Company, provided, however, that if shares of such security have been sold in arms-length transactions by the Company within the 90-day period prior to the determination of the Fair Market Value, the Fair Market Value determined pursuant to this sentence shall not be less than the highest price paid for such shares during such period, and (ii) with respect to property other than securities, the “Fair Market Value” of such other property on the applicable determination date shall be as determined in good faith by the Board of Directors of the Company.

“Fifth Amendment” shall have the meaning set forth in the preamble to this Warrant.

“Fifth Amendment Effective Date” shall have the meaning set forth in the preamble to this Warrant.

“Fifth Amendment Warrants” means the Warrant together with all other warrants issued pursuant to the Fifth Amendment.

“FTC” shall have the meaning set forth in Section 6.4 hereof.

“Governmental Authority” shall have the meaning set forth in the Credit Agreement.

“Holder” means with respect to any Warrant or share of Warrant Stock, the Person in whose name the Warrant or Warrant Stock is registered on the books of the Company maintained for such purpose.

“Holder Group” shall have the meaning set forth in Section 5.1(d) hereof.

“HSR Act” shall have the meaning set forth in Section 6.4 hereof.

“Initial Exercise Date” shall have the meaning set forth in Section 2.1(a) hereof.

“Interest Share Issuance” shall have the meaning set forth in the Credit Agreement.

4

“Investor” shall have the meaning set forth in the preamble to this Warrant.

“Lien” means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing, and (ii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Maximum Percentage” shall have the meaning set forth in Section 5.1 hereof.

“Original Issue Date” means [●], the date on which the Original Warrant was issued by the Company pursuant to the Closing Share and Warrant Issuance Agreement and the Fifth Amendment.

“Original Warrant” means the Warrant as originally issued by the Company pursuant to the Closing Share and Warrant Issuance Agreement and the Fifth Amendment.

“Outlier Appraiser” shall have the meaning set forth in Article 1 hereof.

“Outstanding” means, subject to Section 5.1(d) hereof, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued and actually outstanding shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authority.

“Reference Price” shall have the meaning set forth in Section 4.1 hereof.

“Related Issuances” shall have the meaning set forth in Section 5.2 hereof.

“Required Holders” means holders of outstanding Fifth Amendment Warrants representing more than 50% of the Warrant Stock issuable upon exercise of such outstanding Fifth Amendment Warrants.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Stockholder Approval” means the approval by the stockholders of the Company for purposes of terminating the issuance cap in respect of shares of Common Stock set forth in Section 5.2 hereof.

5

“Subsidiary” means any corporation, association, trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the Outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

“Ten Day Average” means, with respect to any prices and in connection with the calculation of Fair Market Value, the average of such prices over the ten Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined.

“Trading Day” means any day that the primary Trading Market on which the Common Stock is listed or quoted is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” shall have the meaning set forth in Section 2.1(b) hereof.

“Valuation Amount” shall have the meaning set forth in Article 1 hereof.

“Warrant Price” means an amount equal to (i) the number of shares of Warrant Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price.

“Warrant” means the Original Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, the Original Warrant, or any other like warrant subsequently issued to the Holder. All such foregoing warrants shall at all times be identical as to terms and conditions, except as to the number of shares of Warrant Stock for which they may be exercised and their date of issuance.

“Warrant Stock” means the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of the Warrant.

2.	EXERCISE OF WARRANT

2.1       Manner of Exercise.

(a)       If any principal or interest amounts are outstanding under the Credit Agreement on the date that is the one hundred and eightieth (180th) day following the Fifth Amendment Effective Date (the foregoing 180th day, the “Initial Exercise Date”), then from the Initial Exercise Date and at any time before 4:00 P.M., Eastern Standard Time, on the Expiration Date, the Holder of this Warrant may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock (subject to adjustment as provided herein) purchasable hereunder. In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at its Designated Office a written notice of the Holder’s election to exercise this Warrant (an “Exercise Notice”) substantially in the form attached to this Warrant as Annex A, which Exercise Notice shall be irrevocable and specify the number of shares of Warrant Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price. The date on which such delivery and payment shall have taken place being hereinafter referred to as the “Exercise Date.” If at the Expiration Date, this Warrant remains exercisable for any Warrant Stock, the Holder shall be deemed to have delivered an Exercise Notice for such remaining Warrant Stock as of the Expiration Date and payment for such Warrant Stock shall be deemed to be made by the Holder pursuant to Section 2.1(c)(i) hereof, unless the Holder notifies the Company otherwise prior to the Expiration Date in respect of such delivery and payment. For the avoidance of doubt, once this Warrant shall become exercisable in accordance with this Section 2.1, any subsequent payment of all remaining principal and interest outstanding under the Credit Agreement shall not affect the ability of the Holder to exercise this Warrant.

6

(b)       Subject to Article 5 hereof, upon receipt by the Company of such Exercise Notice, surrender of this Warrant and payment of the Warrant Price (in accordance with Section 2.1(c) hereof), the Company shall cause its Transfer Agent to deliver the applicable shares of Warrant Stock, and the Company shall deliver or cause to be delivered cash in lieu of any fraction of a share, to the Holder and register such issued shares of Warrant Stock on the books of the Company as instructed by the Holder in the Exercise Notice. The issued shares of Warrant Stock will be delivered by crediting the account of the Holder’s prime broker (as specified by the Holder to the Company) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby the Holder’s prime broker shall initiate a DWAC transaction no later than 4:00 p.m. Eastern Standard Time on the third Trading Day following the Exercise Date using its DTC participant identification number, and released by Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. The Holder shall direct the broker-dealer at which the account or accounts to be credited with the issued shares of Warrant Stock are maintained, which broker/dealer shall be a DTC participant, to initiate a transaction through the DWAC system, instructing the Transfer Agent to credit such account or accounts with such shares of Warrant Stock. Such DWAC instruction shall indicate the settlement date for the deposit of such shares of Warrant Stock, which shall be the Exercise Date. The Company shall direct the Transfer Agent to credit the Holder’s account or accounts with such shares of Warrant Stock pursuant to the information contained in the DWAC instruction. This Warrant shall be deemed to have been exercised and such shares of Warrant Stock shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock for all purposes, as of the Exercise Date.

(c)       Subject to Article 5 hereof, payment of the Warrant Price shall be made at the option of the Holder by one or more of the following methods: (i) by delivery of a certified or official bank check or by wire transfer of immediately available funds in the amount of such Warrant Price payable to the order of the Company, (ii) by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to such Warrant Price, (iii) by surrendering to the Company shares of Common Stock previously acquired by the Holder with an aggregate Fair Market Value equal to such Warrant Price, or (iv) any combination of the foregoing. In the event of any withholding of Warrant Stock or surrender of Common Stock pursuant to clause (ii), (iii) or (iv) of this Section 2.1(c) where the number of shares whose Fair Market Value is equal to the Warrant Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined in accordance with Section 2.3 hereof. The Holder will receive fully paid and nonassessable shares of Warrant Stock upon any exercise of this Warrant.

7

(d)       If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the shares of Warrant Stock being issued in accordance with Section 2.1(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Warrant Stock called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

(e)       Subject to Section 2.1(d) hereof, the Warrant delivered for exercise, and properly exercised by the Holder, in accordance with Sections 2.1(a)-(c) and Article 5 hereof shall be canceled by the Company.

2.2       Payment of Taxes. All shares of Warrant Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all Liens. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

2.3       Fractional Shares. The Company shall not be required to issue a fractional share of Warrant Stock upon exercise of the Warrant. As to any fraction of a share that the Holder of the Warrant, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock on the Exercise Date.

3.	TRANSFER, DIVISION AND COMBINATION

3.1       Transfer. Upon compliance with the provisions of this Section 3.1, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office and compliance with the terms hereof, together with a written assignment of this Warrant in the form of Annex B attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes described in Section 2.2 hereof in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled.

8

3.2       Mutilation or Loss. Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

3.3       Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or, following such division, combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

3.4       Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued hereunder.

3.5       Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

3.6       Registration of Warrant Stock. Notwithstanding any termination, amendment, modification or supplement of the Credit Agreement subsequent to the date hereof or, following the Initial Exercise Date, any subsequent payment of all remaining principal and interest outstanding under the Credit Agreement, Section 2.4(h) of the Credit Agreement is hereby incorporated by reference herein as if fully set forth herein as of the date hereof and shall apply mutatis mutandis to this Warrant and the Warrant Stock.

4.	ANTIDILUTION PROVISIONS

The number of shares of Warrant Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Article 4.

4.1       Upon Issuance of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, issue any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities without consideration or for consideration per share less than the greater of (x) the Dilution Price in effect immediately prior to the issuance of such Common Stock or securities and (y) the Fair Market Value per share of the Common Stock immediately prior to such issuance (the greater of (x) and (y), the “Reference Price”), then such Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

(i)       the Exercise Price in effect immediately prior to the issuance of such Common Stock, options, rights or securities by

(ii)       a fraction of which (x) the numerator shall be the sum of (i) the number of shares of Common Stock Outstanding immediately prior to such issuance and (ii) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at the Reference Price and (y) the denominator shall be the number of shares of Common Stock Outstanding immediately after such issuance.

9

4.2       Upon Acquisition of Common Stock. If the Company or any Subsidiary shall, at any time or from time to time after the Original Issue Date, directly or indirectly, redeem, purchase or otherwise acquire any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, for a consideration per share (plus, in the case of such options, rights, or securities, the additional consideration required to be paid to the Company upon exercise, conversion or exchange) greater than the Fair Market Value per share of Common Stock immediately prior to the earlier of (x) the announcement of such event or (y) such event, then the Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

(i)       the Exercise Price in effect immediately prior to such event by

(ii)       a fraction:

(A)	the numerator of which is (1) the product of (a) the number of shares of Common Stock Outstanding and (b) the Fair Market Value per share of Common Stock, in each case immediately prior to such event, minus (2) the aggregate consideration paid by the Company in such event (plus, in the case of such options, rights, or convertible or exchangeable securities, the aggregate additional consideration required to be paid to the Company upon exercise, conversion or exchange), and

(B)	the denominator of which is the product (1) the number of shares of Common Stock Outstanding immediately after such event and (2) the Fair Market Value per share of Common Stock immediately prior to such event.

4.3       Provisions Applicable to Adjustments. For the purposes of any adjustment of the Exercise Price pursuant to Section 4.1 or 4.2 hereof, the following provisions shall be applicable:

(i)       In the case of the issuance of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value of the non-cash consideration.

10

(ii)       In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

(A)	the aggregate maximum number of shares of Common Stock that potentially may be deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock at any time during the term thereof shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraph (i) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

(B)	the aggregate maximum number of shares of Common Stock that potentially may be deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof at any time during the term thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraph (i) above);

(C)	on any increase in the number of shares or decrease in the effective exercise or conversion price of Common Stock deliverable upon exercise of any such options, rights or securities or conversions of or exchanges of such securities, including any change resulting from the anti-dilution provisions thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

(D)	no further adjustment of the Exercise Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

11

4.4       Upon Stock Dividends, Subdivisions or Splits. If, at any time after the Original Issue Date, the number of shares of Common Stock Outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Exercise Price and the Dilution Price shall each be appropriately decreased by multiplying each price by a fraction, the numerator of which is the number of shares of Common Stock Outstanding immediately prior to such increase and the denominator of which is the number of shares of Common Stock Outstanding immediately after such increase in Outstanding shares.

4.5       Upon Combinations or Reverse Stock Splits. If, at any time after the Original Issue Date, the number of shares of Common Stock Outstanding is decreased by a combination or reverse stock split of the Outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination or reverse stock split, the Exercise Price and the Dilution Price shall each be appropriately increased by multiplying each price by a fraction, the numerator of which is the number of shares of Common Stock Outstanding immediately prior to such decrease and the denominator of which is the number of shares of Common Stock Outstanding immediately after such decrease in Outstanding shares.

4.6       Upon Reclassifications, Reorganizations, Consolidations, Mergers or Dispositions of Assets. In the event of any capital reorganization of the Company, any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, stock-split, reverse stock-split or combination of shares), any consolidation or merger of the Company with or into another Person (where the Company is not the surviving Person or where there is a change in or distribution with respect to the Common Stock) or sale, transfer or other disposition of all or substantially all of the Company’s property, assets or business to another Person, each Warrant shall after such reorganization, reclassification, consolidation, merger or disposition of assets be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger or disposition of assets, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation, merger or disposition of assets) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger or disposition of assets (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of Article 4 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant (and, for the avoidance of doubt, such adjustments shall include any appropriate adjustment to the Dilution Price to realize the intended economic protection to the Holder of Section 4.1 hereof, as appropriate). The Company shall not effect any such reorganization, reclassification, consolidation, merger or disposition of assets unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger or disposition of assets, shall assume, by written instrument, the obligation to deliver to the Holders of the Warrant such shares of stock, securities or assets, which, in accordance with the foregoing provisions of this Section 4.6, such Holders shall be entitled to receive upon such conversion. The provisions of this Section 4.6 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers or dispositions of assets.

12

4.7       Other Anti-Dilution Provisions. If the Company has issued or issues any securities of the Company to a financial institution, lender, other credit provider, leasing company or other lessor in connection with the provisions of any financing or lending agreements, containing provisions (including, without limitation, any of the terms of pricing, exercise price, anti-dilution and registration rights) which are more favorable than those set forth herein, the Company will make such provisions (or any more favorable portion thereof) available to the Holder and will enter into amendments necessary to confer such rights on the Holder.

4.8       Appraisal Procedure. In any case in which the provisions of this Article 4 shall necessitate that the Appraisal Procedure be utilized for purposes of determining an adjustment to the Exercise Price, the Company may defer, until the completion of the Appraisal Procedure and the determination of the adjustment, (i) issuing to the Holder of any Warrant exercised after the date of the event that requires the adjustment and before completion of the Appraisal Procedure and the determination of the adjustment, the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such Holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 2.3 above; provided, however, that the Company shall deliver to such Holder an appropriate instrument or due bills evidencing such Holder’s right to receive such additional shares or such cash.

4.9       Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in Section 4.1, 4.2, 4.4, 4.5 and 4.6, the Holders of the Warrants shall thereafter be entitled to purchase upon the exercise thereof, at the Exercise Price resulting from such adjustment, the number of shares of Warrant Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

4.10       Increase of Number of Shares Purchasable. After giving effect to all other provisions in this Article 4 other than this Section 4.10, the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be increased when the Exercise Price is adjusted to an amount below the then-existing par value of the Warrant Stock, including successive adjustments to the Exercise Price to an amount further below the then-existing par value. The number of additional shares purchasable upon exercise of this Warrant shall be equal to the number obtained by dividing:

(i)       The product of (A) the number of shares purchasable upon exercise of the Warrant before application of this Section 4.10 and (B) the difference between the then-existing par value per share of Warrant Stock minus the adjusted Exercise Price, by

(ii)       The difference between the Fair Market Value of the Common Stock on the Exercise Date minus the then-existing par value per share of Warrant Stock.

Concurrently with the foregoing adjustment to the number of additional shares purchasable upon exercise of this Warrant, the Exercise Price shall be adjusted to be the then-existing par value of the Warrant Stock.

4.11       Form of Warrants. Irrespective of any adjustments of the number of shares of Warrant Stock purchasable or of the Exercise Price, the Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant issued on the Original Issue Date.

4.12       Changes in Securities. Notwithstanding any provision in this Article 4 to the contrary and without limitation to any other provision contained in this Article 4, in the event any securities of the Company are amended, modified or otherwise altered by operation of this Article 4’s terms or otherwise in any manner whatsoever (including through the anti-dilution provisions thereof) that results in (i) the reduction of the effective exercise, conversion or exchange price of such securities payable upon the exercise for, or conversion or exchange into, Common Stock or other securities exercisable for, or convertible or exchangeable into, Common Stock and/or (ii) such securities becoming exercisable for, or convertible or exchange into (A) more shares or dollar amount of such securities which are, in turn exercisable for, or convertible or exchangeable into, Common Stock, or (B) more shares of Common Stock, then such amendment, modification or other alteration shall be treated for purposes of Article 4 as if the securities which have been amended, modified or altered have been terminated and new securities have been issued with the amended or modified terms. The Company shall make all necessary adjustments (including successive adjustments if required) to the Exercise Price in accordance with this Article 4, but in no event shall the Exercise Price be greater than it was immediately prior to the application of this Section 4.12 to the amendment, modification or alteration in question.

4.13       Maximum Exercise Price. Except as provided in Section 4.5 above, at no time shall the Exercise Price per share of Warrant Stock exceed the amount set forth in the preamble of this Warrant.

4.14       Exceptions. Notwithstanding anything to the contrary, Article 4 hereof shall not apply to (i) (A) the issuance and exercise of options to purchase shares of Common Stock and (B) the issuance of shares of Common Stock, in each case of the foregoing clause (A) and (B), as made to eligible recipients pursuant to any equity incentive plan duly adopted by the board of directors of the Company in the ordinary course of business, or (ii) any issuance of shares of Common Stock upon conversion of the Company’s convertible debt securities outstanding as of the Business Day immediately preceding the Original Issue Date.

13

4.15       Notice of Adjustment of Exercise Price. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price is adjusted as provided under Article 4 hereof:

(i)       the Company shall compute the adjusted Exercise Price in accordance with this Article 4 and shall prepare a certificate signed by the treasurer or chief financial officer of the Company setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the Designated Office; and

(ii)       a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to the Holder at its last address as it shall appear in the warrant register. If the Board of Directors of the Company makes any determination of Fair Market Value for purposes of determining such proposed adjustment, then, within thirty (30) days of the Holder’s receipt of such notice, the Holder shall have the right to use the Appraisal Procedure to determine Fair Market Value with respect to the entire proposed adjustment.

4.16       Independent Application. Except as otherwise provided herein, all sections of this Article 4 are intended to operate independently of one another (but without duplication). If an event occurs that requires the application of more than one section of this Article 4, all applicable sections shall be given independent effect without duplication.

5.	BENEFICIAL OWNERSHIP LIMITS; ISSUANCE CAP

5.1       Beneficial Ownership Limitation.

(a)       Notwithstanding anything to the contrary contained herein, the Holder shall not receive shares of Warrant Stock upon exercise of the Warrant to the extent (but only to the extent) that such exercise or receipt would cause the Holder Group to become, directly or indirectly, a beneficial owner of a number of shares of Common Stock that exceeds the Maximum Percentage of Common Stock Outstanding as of the Exercise Date (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation (i) may be increased or decreased, in the Holder’s sole discretion, upon 61 days’ written notice to the Company by the Holder, provided, however, that in no event shall the Holder increase such Beneficial Ownership Limitation to raise the Maximum Percentage in excess of 19.99% as of any date of shares of Common Stock Outstanding from the date hereof through the Expiration Date and (ii) shall automatically be increased to a Maximum Percentage of 19.99% on the date that is 15 days prior to the Expiration Date.

(b)       At the time of delivery of any Exercise Notice, the Holder shall notify the Company if, and only if, a Holder Group would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation upon giving effect to such Exercise Notice. For the avoidance of doubt, upon any failure by the Holder to deliver such notice, any subsequent purported delivery in such instance of Warrant Stock shall be void and have no effect pursuant to Section 5.1(c) hereof.

14

(c)       Any purported delivery of Warrant Stock pursuant to Section 2.1(b) hereof, and any purported payment by the Holder of the Warrant Price pursuant to Section 2.1(a) and 2.1(c) hereof, in connection with the exercise of the Warrant shall be void and have no effect to the extent (but only to the extent) that such delivery would violate the Beneficial Ownership Limitation. If any delivery of Warrant Stock owed to the Holder following exercise of the Warrant is not made, in whole or in part, as a result of the Beneficial Ownership Limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver such Warrant Stock as promptly as practicable after the Holder gives written notice to the Company that such delivery would not violate the Beneficial Ownership Limitation (the “Delivery Notice”), provided, however, that (i) the Holder shall be deemed to have exercised this Warrant in respect of any such delayed Warrant Stock (other than at the Expiration Date) as of the date of the applicable Delivery Notice and (ii) for the avoidance of doubt, Article 4 hereof and Article 10 hereof shall remain in full force and effect for such period of delay, and provided, further, however, that at the Expiration Date and in accordance with the deemed Exercise Notice under Section 2.1(a) hereof, if, without giving effect to the Beneficial Ownership Limitation, the Warrant would be exercisable for any Warrant Stock, (i) the Holder shall be entitled to receive from the Company any such remaining Warrant Stock under the terms of this Warrant until such time as the Beneficial Ownership Limitation would not prohibit such delivery (such Warrant Stock at the Expiration Date, the “Expiration Warrant Stock”), (ii) the Holder shall be deemed to have exercised this Warrant in respect of all such Expiration Warrant Stock as of the date of such Holder’s receipt from the Company of the Expiration Warrant Stock (which exercise shall be subject to Article 4 hereof but not be subject to Sections 4.1 through 4.3 hereof) and (iii) for the avoidance of doubt, Article 10 hereof shall remain in full force and effect for the period until the delivery of the Expiration Warrant Stock.

(d)       For purposes of this Section 5.1, (i) the term “Maximum Percentage” shall mean [4.99%; provided, however, that if at any time after the date hereof the Holder Group beneficially owns in excess of 4.99% of the Outstanding Common Stock (excluding any Common Stock that could be acquired by exercise of this Warrant), then the Maximum Percentage shall automatically increase to 9.99% so long as any Holder Group owns in excess of 4.99% of such Common Stock (and shall, for the avoidance of doubt, automatically decrease to 4.99% upon the time when no Holder Group beneficially owns in excess of 4.99% of such Outstanding Common Stock)]//[19.99%]1; and (ii) the term “Holder Group” shall mean any group in respect of Common Stock, where “group” has the meaning established under Section 13(d) of the Exchange Act and the rules promulgated thereunder, if the Holder or any other Person having beneficial ownership of Common Stock beneficially owned by the Holder is a member of such group. In determining the number of shares of Common Stock Outstanding for purposes of this Section 5.1 and the number of shares that the Holder may at any time acquire pursuant to the Beneficial Ownership Limitation and the other terms of this Section 5.1, the Holder shall give effect to the last sentence of Rule 13d-3(d)(1)(i) as promulgated under the Exchange Act, and the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Commission, as the case may be, (y) a more recent public announcement by the Company or (z) a more recent notice by the Company or its transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon written or oral request of the Holder, the Company shall, within two (2) Business Days of such request, confirm orally and in writing to the Holder the number of shares of Common Stock then Outstanding. For the avoidance of doubt, if at any time after the Initial Exercise Date and through the Expiration Date, any Holder Group would become the beneficial owner of any shares of Common Stock pursuant to an Interest Share Issuance to such Holder Group, the effect of the Beneficial Ownership Limitation in respect of Warrant Stock shall be determined after giving effect to the beneficial ownership of such shares of Common Stock pursuant to an Interest Share Issuance pursuant to Section 2.4(f) of the Credit Agreement for purposes of effectuating such intended beneficial ownership limitation under the Credit Agreement. The provisions of this Section 5.1 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation.

1Note to Form: 19.99% to apply for WPI-Cadiz Farm CA, LLC as Investor in respect of its Warrant.

15

5.2       Issuance Cap. Unless Stockholder Approval has been previously obtained, in the event that any issuance of Warrant Stock upon the exercise of this Warrant would, together with (i) any other issuance of shares of Common Stock by the Company to any holder of any Fifth Amendment Warrant and/or (ii) any issuance of shares of Common Stock pursuant to an Interest Share Issuance that would, in each case, be aggregated with such proposed issuance under this Warrant for determining whether such issuances collectively would require approval by a vote of Company stockholders under the applicable listing rules of the Nasdaq Global Market, any successor stock exchange operated by the NASDAQ Stock Market LLC or any successor thereto (such other issuances in the foregoing clauses (i) and (ii), the “Related Issuances”), exceed 19.99% of the Common Stock Outstanding on May 24, 2016 (the “Aggregation Date”), the Holder shall receive only a number of shares of Common Stock, rounded down to the nearest whole number, equal to (A) the maximum number of shares of Common Stock which could be issued to the Holder and any other recipients of any then-proposed Related Issuances in the aggregate without the Related Issuances exceeding 19.99% of the Common Stock Outstanding on the Aggregation Date (such maximum number calculated by giving effect to any then-proposed Related Issuances in connection with any Interest Share Issuance last) multiplied by a ratio equal to (B) (1) the number of shares of Common Stock that would be otherwise received by the Holder under this Warrant divided by (2) the number of all of the shares of Common Stock that would be otherwise received by the Holder under this Warrant and the recipients of any then-proposed Related Issuances in the aggregate. To the extent the Holder is entitled to receive from the Company a number of shares of Warrant Stock reduced by this Section 5.2, the Company shall pay to the Holder, in satisfaction of the Company’s obligation to deliver such Warrant Stock, a cash amount equivalent to the Fair Market Value, determined as of the Exercise Date, of the number of shares of Warrant Stock by which such exercise was reduced within three (3) Business Days of the Exercise Date.

6.	NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION

6.1       No Impairment. The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. The Company shall not take any action, enter into any transaction or suffer to exist any event, action or state of facts that would cause the Exercise Price to be adjusted below the then existing par value of Common Stock (unless the Common Stock is changed to capital stock with no par value); provided, however, that nothing herein will prevent the operation of any other provision of this Warrant, including the anti-dilution provisions of Article 4 hereof.

16

6.2       No Dilution. If any event shall occur as to which the provisions of Article 4 hereof are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrant in accordance with the essential intent and principles of such Article (including, without limitation, the issuance of securities other than Common Stock which have the right to participate in distributions to the holders of Common Stock, the granting of “phantom stock” rights or “stock appreciation rights”), then, in each such case, the Company shall, upon the request of any Holder, appoint an investment banking firm of recognized national standing, or any other financial expert that does not (or whose directors, officers, employees, Affiliates or stockholders do not) have a direct or material indirect financial interest in the Company or any of its Subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, Affiliates or stockholders are) a promoter, director or officer of the Company or any of its Subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Article 4 hereof, necessary to preserve, without dilution, the purchase rights, represented by this Warrant. Prior to such determination by such investment banking firm, the Company and the requesting Holder(s), respectively, shall specify the amount, if any, of the adjustment that such party has determined in good faith to be appropriate. The adjustment determined by the investment banking firm shall be within the range of the adjustments thus proposed by the parties, and the costs and fees of such investment banking firm shall be allocated proportionately between the Company, on one hand, and the Holder, on the other, based on the respective differences between the amount of the adjustment as determined by such investment banking firm and the amounts of such adjustment proposed by the Company and the Holder. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holders of the Warrants and shall make the adjustments described therein.

6.3       Other Agreements. The Company is not a party to or bound in any manner under, and covenants that it will not enter into at any time after the date hereof, any agreement or contract (whether written or oral) with respect to any of its securities which prevents the Company from complying in any respect with the rights granted by the Company hereunder.

17

6.4       Antitrust Notification. If the Holder determines, in its sole judgment upon the advice of counsel, that an exercise of this Warrant pursuant to the terms hereof would be subject to the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the Company shall file, within seven (7) Business Days after receiving notice from the Holder of the applicability of the HSR Act and a request to so file, with the United States Federal Trade Commission (the “FTC”) and the United States Department of Justice (the “DOJ”) the notification and report form and any supplemental information required to be filed by it pursuant to the HSR Act in connection with the exercise of this Warrant. Any such notification and report form and supplemental information will be in full compliance with the requirements of the HSR Act. The Company will furnish to the Holder promptly (but in no event more than five (5) business days) such information and assistance as such holder may reasonably request in connection with the preparation of any filing or submission required to be filed by the Holder under the HSR Act. The Company shall respond promptly after receiving any inquiries or requests for additional information from the FTC or the DOJ (and in no event more than three (3) business days after receipt of such inquiry or request). The Company shall keep such holder apprised periodically and at such holder's request of the status of any communications with, and any inquiries or requests for additional information from, the FTC or the DOJ. The Company shall bear all filing or other fees required to be paid by the Company under the HSR Act or any other applicable law in connection with such filings and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Company in connection with the preparation of such filings and responses to inquiries or requests. The Company shall also bear 50% of all filing or other fees required to be paid by the Holder (or the “ultimate parent entity” of the Holder, if any) under the HSR Act or any other applicable law in connection with such filings and 50% of all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Holder in connection with the preparation of such filings and responses to inquiries or requests, and the Holder shall bear the remaining 50% of such fees, costs and expenses. In the event that this Section 6.4 is applicable to any exercise of this Warrant, the issuance to the Holder of the applicable Warrant Stock Shares, and the payment by the Holder of the Warrant Price therefor, shall be subject to the expiration or earlier termination of the waiting period under the HSR Act (with the Exercise Date being deemed to be the date immediately following the date of such expiration or early termination).

7.	RESERVATION AND AUTHORIZATION OF COMMON STOCK

7.1       Reservation. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrant such number of its authorized but unissued shares of Common Stock as will be required for issuance of the Warrant Stock. All shares of Warrant Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all Liens. Before taking any action that would result in an adjustment in the number of shares of Warrant Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction over such action. If any shares of Warrant Stock required to be reserved for issuance upon exercise of the Warrant require registration or qualification with any Governmental Authority under any federal or state law (including the Securities Act and state securities laws) before such shares may be so issued, the Company will use its commercially reasonable efforts to register and qualify such shares as soon as practicable and at its expense.

18

7.2       Corporate Action. Before taking any action that would cause an adjustment reducing the Exercise Price below the then-par value (if any) of the shares of Warrant Stock deliverable upon exercise of the Warrant or that would cause the number of shares of Warrant Stock issuable upon exercise of the Warrant to exceed (when taken together with all other Outstanding shares of Common Stock) the number of shares of Common Stock that the Company is authorized to issue, the Company will take any corporate action that, in the opinion of its counsel, is necessary in order that the Company may validly and legally issue the full number of fully paid and nonassessable shares of Warrant Stock issuable upon exercise of the Warrant at such adjusted exercise price.

8.	NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

8.1       Notices of Corporate Actions.

In case:

(a)       the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class; or

(b)       the Company shall declare to the holders of its Common Stock any dividend or distribution; or

(c)       of any reclassification of the Common Stock (other than a subdivision or combination of the Outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

(d)       of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

(e)       the Company or any Subsidiary shall commence a tender offer for all or a portion of the Outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor); or

(f)       the Company or any Subsidiary takes any action or any event or circumstance occurs that impacts the rights of a Holder set forth herein or in the Credit Agreement, as applicable;

then the Company shall cause to be filed at the Designated Office, and shall cause to be mailed to the Holder at its last addresses as they shall appear in the warrant register, at least 30 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 8.1.

19

8.2       Taking of Record. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

8.3       Closing of Transfer Books. The Company shall not at any time close its stock transfer books or warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.	OFFICE OF THE COMPANY

9.1       As long as the Warrant remains outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the “Designated Office”), where the Warrant may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 550 South Hope Street, Suite 2850, Los Angeles, California 90071. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to any registered Holders at least ten (10) Business Days prior to the effective date of such change.

10.	DILUTION ADJUSTMENT

10.1       Dilution Adjustment.

(a)       In the event that any dividends are declared or paid or any other distribution is made on or with respect to the Common Stock, the Holder as of the record date established by the Board of Directors of the Company for such dividend or distribution on the Common Stock shall be entitled to receive a fee (the “Dilution Adjustment”) in an amount (whether in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends or distribution that such Holder would have received had the Warrant been exercised as of the date immediately prior to the record date for such dividend or distribution, such Dilution Adjustment to be payable on the same payment date established by the Board of Directors of the Company for the payment of such dividend or distribution; provided, however, that if the Company declares and pays a dividend or distribution on the Common Stock consisting in whole or in part of Common Stock, then no such Dilution Adjustment shall be payable in respect of the Warrant on account of the portion of such dividend or distribution on the Common Stock payable in Common Stock and in lieu thereof the applicable adjustment in Article 4 hereof shall apply. The record date for any such Dilution Adjustment shall be the record date for the applicable dividend or distribution on the Common Stock, and any such Dilution Adjustment shall be payable to the Persons in whose name the Warrant is registered at the close of business on the applicable record date.

20

(b)       No dividend shall be paid or declared on any share of Common Stock (other than dividends payable in Common Stock for which an adjustment was made pursuant to Article 4 hereof), unless the Dilution Adjustment, payable in the same consideration and manner, is simultaneously paid or provided for, as the case may be, in respect of this Warrant in an amount determined as set forth in this Section 10.1. For purposes of this Warrant, the term “dividends” shall include any pro rata distribution by the Company, out of funds of the Company legally available therefor, of cash, property, securities (including, but not limited to, rights, warrants or options and/or securities in connection with a spin-off of the Company) or other property or assets to the holders of the Common Stock, whether or not paid out of capital, surplus or earnings other than liquidation.

(c)       Prior to declaring any dividend or making any distribution on or with respect to shares of Common Stock, the Company shall take all prior corporate action necessary to authorize the issuance of any securities payable as the Dilution Adjustment in respect of the Warrant.

11.	MISCELLANEOUS

11.1       No Implied Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

11.2       Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or transmitted by facsimile transmission (with immediate telephonic confirmation thereafter) or transmitted by email:

(a)       If to the Holder:

[LENDER NAME]
[ADDRESS]
[ADDRESS]
Attention: [●]
Facsimile No.: [●]
Email: [●]

with a copy to (which shall not constitute notice):

21

[NAME]
[ADDRESS]
[ADDRESS]
Attention: [●]
Facsimile No.: [●]
Email: [●], or

(b)       If to the Company:

Cadiz Inc.
550 South Hope Street, Suite 2850
Los Angeles, California 90071
Attention: Chief Financial Officer
Facsimile No.: 213-271-1614
Email: [●]

with a copy to (which shall not constitute notice):

Mitchell Silberberg & Knupp LLP
11377 W. Olympic Blvd.

Los Angeles, CA 90065
Facsimile No.: (310) 312-3100
Attention: Kevin Friedmann, Esq.
Email: kxf@msk.com

or at such other address as the parties each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Warrant be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, upon transmission of email if transmitted by email, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

11.3       Indemnification. If the Company fails to make, when due, any payments provided for in this Warrant, the Company shall pay to the Holder (a) interest at the Applicable Rate on any amounts due and owing to such Holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees and expenses incurred by such Holder in collecting any amounts due hereunder. The Company shall indemnify, defend and hold harmless the Holder and the Holders of any Warrant Stock issued upon the exercise of this Warrant from and against any and all liability, loss, cost, damage, reasonable attorneys’ and accountants’ fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from any default hereunder by the Company or the enforcement of its rights hereunder as against the Company. This indemnification provision shall be in addition to the rights of such Holder or Holders to bring an action against the Company for breach of contract based on such default hereunder.

22

11.4       Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company and nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

11.5       Remedies. The Holder of the Warrant and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

11.6       Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.

11.7       Amendment. The prior written consent of the Company and the Required Holders shall be required for any change, waiver or amendment to this Warrant. Any change, waiver or amendment so approved shall be binding upon all existing and future holders of this Warrant and any other Fifth Amendment Warrants; provided, however, that no such change, waiver or amendment, as applied to any of the Fifth Amendment Warrants held by any particular holder of Fifth Amendment Warrants, shall, without the written consent of that particular holder, (i) disproportionately and materially adversely affect any rights under such particular holder’s Fifth Amendment Warrant (other than as reflected by the different number of shares of Warrant Stock issuable to such holder); or (ii) modify any of the provisions of, or impair the right of any holder of Fifth Amendment Warrants under, this Section 11.7. This Warrant cannot be changed, modified, discharged or terminated by oral agreement.

11.8       Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

11.9       Headings. The headings and other captions in this Warrant are for the convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Warrant.

23

11.10       Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

11.11       Jurisdiction. Each of the Company and the Holder hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to this Warrant, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the Supreme Court of the State of New York sitting in New York County, the courts of the United States for the Southern District of New York, and appellate courts from any thereof, consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, agrees that service of process in any such action or proceeding may be effected by delivery of notice pursuant to Section 11.2 hereof and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

11.12       Waiver of Jury Trial. EACH OF THE COMPANY AND THE HOLDER WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS WARRANT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS WARRANT OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH OF THE COMPANY AND THE HOLDER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS CLAUSE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY AND THE HOLDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH OF THE COMPANY AND THE HOLDER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION 11.12, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION 11.12.

11.13       Entire Agreement. This Warrant contains the entire agreement with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, with respect to the subject matter hereof.

11.14       Originals. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original copy of this Warrant.

[Execution Page Follows]

24

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Original Issue Date.

CADIZ INC.

By:
Name:
Title:

[Signature page to Warrant]

ANNEX A TO THE WARRANT

EXERCISE NOTICE

[To be executed only upon exercise of Warrant]

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock of Cadiz Inc. and herewith makes payment therefor in __________, all at the price and on the terms and conditions specified in this Warrant and requests that the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of, and delivered to, as applicable, _________________, whose address is ____________________________________________________

________________________________________________, and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

TO DELETE THE FOLLOWING BRACKETED LANGUAGE IF INAPPLICABLE AT EXERCISE DATE:[The undersigned hereby notifies Cadiz Inc. that a Holder Group would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation set forth in this Warrant upon giving effect to this Exercise Notice. Pursuant to such limitation, Cadiz Inc. shall give effect to this Exercise Notice in accordance with such limitation as of [INSERT DATE], the date hereof].

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)

NOTICE:	The signature on this Exercise Notice must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

ANNEX B TO THE WARRANT

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby assigns unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee	No. of Shares of Common Stock

and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of Cadiz Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:	Print Name:

Signature:	Witness

NOTICE:	The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.